Prospectus
May 1, 2023

VARIFLEX® LS VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69114-00 2023/05/01
V6911

VARIFLEX® LS VARIABLE ANNUITY
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account VIII
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Variflex LS Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account VIII (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2023
V691132-69114-00 2023/05/01

2

3

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Period — The period commencing on the Contract Date and ending on the Annuity Commencement Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Commencement Date — The date when annuity payments are to begin.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Commencement Date during which annuity payments are made.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Commencement Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
4

Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account VIII, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt and any uncollected premium taxes.
Important Information You Should Consider About the Contract

FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.	Fee Table Fee Table – Examples
Transaction Charges	There are no charges for other transactions.	Not Applicable
5

FEES AND EXPENSES	Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Interest on any
Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table – Examples Charges and Deductions – Mortality and Expense Risk Charge Charges and Deductions – Administration Charge Appendix A – Underlying Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.40%	1.40%
	Investment options[2] (Underlying Fund fees and expenses)	0.53%	4.43%
	1 As a percentage of Contract Value allocated to the Separate Account. 2 As a percentage of Underlying Fund average net assets.
There are no optional benefits available under this Contract.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

	Lowest Annual Cost: $1,719.27	Highest Annual Cost: $4,333.74
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge and Underlying
Fund fees and expenses
•No advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Withdrawals may reduce or terminate Contract guarantees.
•Tax deferral is more beneficial to investors with a long time horizon.
The Contract – General
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
•Each investment option, including the Fixed Account (if available), has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations, guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting
www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
6

	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.

The Contract –
Allocation of Purchase
Payments
The Contract – Transfers
of Contract Value –
Frequent Transfer
Restrictions
The Fixed Account –
Transfers and
Withdrawals from the
Fixed Account
Other Information –
Changes to Investments

Optional Benefits	•There are no optional benefits available under this Contract.	Not Applicable
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
The Contract – Withdrawals to Pay Advisory Fees Federal Tax Matters Federal Tax Matters – Income Taxation of Annuities in General—Non Qualified Contracts
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your
7

financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option (if available under your Contract), which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Commencement Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5 and 6, withdrawals (other than systematic withdrawals) are permitted after the Annuity Commencement Date.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. For Contract Owners aged 75 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the greatest of total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, and any uncollected premium tax), the Contract Value, or the stepped-up death benefit. The stepped-up death benefit is the largest death benefit on any Contract anniversary that is a multiple of six that occurs prior to the oldest Owner or Annuitant attaining age 76, plus Purchase Paymentsand less withdrawals made since the applicable Contract anniversary. For Contract Owners aged 76 and older on the Contract issue date, the standard death benefit will be the greater of the Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, and any uncollected premium tax).
Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. If a loan is taken it must be repaid prior to the Annuity Commencement Date. A loan must be taken and repaid prior to the Annuity Commencement Date.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account (if available) on a monthly, quarterly, semiannual, or annual basis.
8

Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Fee (per transfer)	None
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses
Charge
Base Contract Expenses (as a percentage of average Contract Value)[1]	1.40%
Net Loan Interest Charge[2]	2.50%
1  This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge, both of which are deducted daily. The mortality and expense risk charge is 1.25% and also applies during the Annuity Period. The administration charge applies during the Annuity Period, unless one of Annuity Options 1 through 4 is chosen.
2 The net loan cost equals the difference between the amount of interest the Company charges you for a loan, 5.5%, and the amount of interest the Company credits to the Loan Account, which is 3.0%.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.53%	4.43%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.47%	1.99%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2024.

9

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$5,805.81	$17,273.25	$28,551.13	$55,936.89
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$5,805.81	$17,273.25	$28,551.13	$55,936.89
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$1,959.63	$6,061.20	$10,418.49	$22,537.47
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$1,959.63	$6,061.20	$10,418.49	$22,537.47
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
10

Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries). For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2022, the Company had total assets under management of approximately $47.8 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment
11

performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on September 12, 1994. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461,
12

e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/814121208?site=PSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees of up to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.55% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser,
13

sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge upon the Annuity Commencement Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, the following states impose a premium tax on Purchase Payments applied to a Non-Qualified Contract: California (2.35%), Colorado (2.00%), Maine (2.00%), Nevada (3.50%), South Dakota (1.25% on Purchase Payments up to $500,000 and 0.08% on Purchase Payments over $500,000) and Wyoming (1.00%). California also imposes a premium tax of 0.50% on Purchase Payments applied to a Qualified Contract. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
14

Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 1.25% of each Subaccount’s average daily net assets. This charge is also deducted during the Annuity Period.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts. The administration charge is not assessed against Contract Value which has been applied under Annuity Options 1 through 4.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan equal to 5.5%. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the administration charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying
15

Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Commencement Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 403(b), 408, 408A, or 457 of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) pension, profit-sharing and 401(k) plans established by an employer for the benefit of its employees under Section 401, including self-employed individuals’ retirement plans (sometimes called HR10 and Keogh plans), (2) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan, under Section 408, (3) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (4) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the death benefit), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
16

Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $25,000 ($25 for employees of The Texas A&M system). Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $1,000 ($25 for employees of The Texas A&M system). The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is also $1,000. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Commencement Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts and/or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than 1% of any payment being allocated to any one Subaccount or the Fixed Account. The allocations must be whole percentages and must total 100%. Available allocation alternatives include the Subaccounts and the Fixed Account (if available).
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the
17

Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and/or the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount.
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Commencement Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
18

After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option Program, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Asset Reallocation Option — For no additional charge, prior to the Annuity Commencement Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. The Asset Reallocation Option will terminate automatically if a transfer is made to, or from, any Subaccount included in the allocation selected by the Contract Owner. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
19

Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Commencement Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $1,000, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central Time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value from the Subaccounts to the Fixed Account, provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.” The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
20

There is a risk that some Owners and Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century VP Ultra®, American Century VP Value	30 days
American Funds IS® Asset Allocation, American Funds IS® Global Growth, American Funds IS® Global Growth and Income, American Funds IS® International	30 days
BlackRock High Yield V.I.	30 days
BNY Mellon IP Technology Growth	60 days
ClearBridge Variable Aggressive Growth, ClearBridge Variable Small Cap Growth	30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Alpha Opportunity, Guggenheim VIF
High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity,
Guggenheim VIF Managed Asset Allocation, Guggenheim VIF Small Cap Value,
Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim
VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF
StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World
Equity Income
30 days
Invesco V.I. American Value, Invesco V.I. Comstock, Invesco V.I. Discovery Mid Cap
Growth, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Government Securities, Invesco V.I. Global Real Estate, Invesco V.I. Health Care, Invesco
V.I. Main Street Mid Cap Fund®, Invesco V.I. Main Street Small Cap® Invesco V.I. Value
Opportunities
30 days
Invesco V.I. Government Money Market	Unlimited
Janus Henderson VIT Enterprise	30 days
MFS® VIT II Research International, MFS® VIT Mid Cap Value, MFS® VIT Total Return, MFS® VIT Utilities	30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return	30 days
Royce Micro-Cap	30 days
In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the
21

Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners and Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners and Participants who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner or Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner or Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners and Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners and Participants determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Participants without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners and Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and Participants and, as a result, the Company will
22

inadvertently treat those Owners and Participants differently than Owners and Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners and Participants may be treated differently than others. Consequently, there is a risk that some Owners and Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Interest credited to the Fixed Account,
•
Payment of Purchase Payments,
•
The amount of any outstanding Contract Debt,
•
Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), and
•
Charges assessed in connection with the Contract.
The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions, such as loans, full or partial withdrawals (including systematic withdrawals, and withdrawals to pay advisory fees), transfers, and assessment of certain charges against the Contract, affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract, (5) the administration charge under the Contract, and (6) the deduction of the Underlying Fund’s fees and expenses.
23

Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us prior to any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — A Contract Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Commencement Date, subject to restrictions on partial withdrawals of Contract Value from the Fixed Account, limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Commencement Date are permitted only under Annuity Options 5 and 6. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order, In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Premium Tax Charge.”
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000 for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or a part of the Contract for another investment be made upon a transfer form provided by the Company, which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for at least $1,000, except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request, less any applicable premium tax charge. Any premium tax charge on partial withdrawals will be deducted from the requested payment amount. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, the Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such premium tax charge in addition to the payment amount. See “Premium Tax Charge.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $5,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $5,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account according to the Contract Owner’s instructions to the Company. If a Contract Owner does not specify the allocation, the Company will deduct the withdrawal from the Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in the receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403(b), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are
24

required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. The deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce the death benefit, perhaps significantly. See “Benefits Under the Contract – Optional Riders.”
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contract Owner may elect to receive systematic withdrawals before the Annuity Commencement Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. A Contract Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or as based upon the life expectancy of the Owner or the Owner and a beneficiary. A Contract Owner may also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Contract Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium tax.
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated from the Contract Owner’s Contract Value in the Subaccounts and the Fixed Account, as directed by the Contract Owner. If a Contract Owner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. Systematic withdrawals from Contract Value allocated to the Fixed Account must provide for payments over a period of not fewer than 36 months as described under “The Fixed Account.” You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program” and “Federal Tax Matters.”
Free-Look Right — You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. The Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account, plus the Contract Value in the Subaccounts, plus any charges deducted from Contract Value in the Subaccounts.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Contract Value, plus any charges deducted from such Contract Value.
25

Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If the Owner dies prior to the Annuity Commencement Date, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of death of the Owner and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner prior to the Annuity Commencement Date and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If the Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Commencement Date and instructions regarding payment. Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Commencement Date, any applicable death benefit will terminate at the Annuity Commencement Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt and any uncollected premium taxes. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of:
•
The sum of all Purchase Payments, less any reductions caused by previous withdrawals,
•
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or
•
The stepped-up death benefit, if applicable.
The stepped-up death benefit is: (1) the largest death benefit on any Contract anniversary that is an exact multiple of five and occurs prior to the oldest Owner attaining age 76, plus (2) any Purchase Payments made since the applicable Contract anniversary, less (3) any withdrawals since the applicable Contract anniversary. The stepped-up death benefit is not payable and will not be included as part of the Death Benefit calculation if you die prior to the end of the fifth Contract Year.
If an Owner dies during the Accumulation Period and the age of any Owner was 76 or greater on the date the Contract was issued, or if due proof of death (regardless of the age of any Owner on the date the Contract was issued) and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office.
The death benefit for Contracts issued in Florida is different than the death benefit described above. For Contracts issued in Florida, the death benefit, regardless of the age at issue, is the greater of (1) the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company at its Administrative Office, or (2) the total Purchase Payments received less any reductions caused by previous withdrawals. However, if due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as directed by the Owner or as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” for a discussion of the tax consequences in the event of death.
Please note that any death benefit payment we make in excess of Contract Value is subject to our financial strength and claims-paying ability.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Commencement Date or date the death benefit is due
26

and payable. For example, if the payment of a death benefit has been triggered, but, the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means at our Administrative Office.
Example of the Standard Death Benefit. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are made
(ii)
In Contract Year five, the Contract Value is $105,000
(iii)
The Owner takes one withdrawal of $10,000 in Contract Year seven
(iv)
The Owner dies in Contract Year 10
(v)
At the time of the Owner’s death, the Contract Value is $89,000
(vi)
There is no outstanding Contract Debt at the time of the Owner’s death
If the Owner was 76 years old or older on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals. The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals is $90,000. Thus, the death benefit is $90,000.
If the Owner was 75 years old or younger on the Contract Date, the standard death benefit is the greatest of sum of all Purchase Payments less withdrawals, the Contract Value, or the stepped-up death benefit. The stepped-up death benefit is the largest death benefit on any Contract anniversary that is a multiple of five and occurs prior to the oldest Owner (or Annuitant) reaching age 76 plus Purchase Payments made and less withdrawals taken since the applicable Contract anniversary. Assuming the Owner was less than 76 years old in Contract Year five, the stepped-up death benefit is calculated as follows:
Death Benefit in Contract Year Five + Purchase Payments since Contract Year Five – Withdrawals since Contract Year Five =
$105,000 + $0 - $10,000 = $95,000
The death benefit is $95,000.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
27

Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.
For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Commencement Date or receive the death benefit proceeds.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner (or Annuitant, if applicable). If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Commencement Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Commencement Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the standard benefits under the Contract that are currently available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
28

Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit – Contract Issue Age 75 or Younger
Provides a death benefit equal to
the greatest of (1) all Purchase
Payments less any withdrawals,
(2) the Contract Value, or (3) the
stepped-up death benefit, which
is the largest death benefit on any
Contract anniversary that is a
multiple of five and that occurs
prior to the oldest Owner
attaining age 76, plus Purchase
Payments made and less
withdrawals taken since the
applicable Contract anniversary.
There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•The stepped-up death benefit will not be included as part of the death benefit calculation if death occurs prior to the end of the fifth
Contract Year.
•The calculation of this death benefit differs for Contracts issued in
Florida.

Standard Death Benefit – Contract Issue Age 76 and Older	Provides a death benefit equal to the greater of all Purchase Payments less any withdrawals, or the Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•The calculation of this death benefit differs for Contracts issued in
Florida.

Systematic Withdrawals	Allows you to set up an automatic periodic payments from your Contract Value.	There is no charge for this option.	•Each payment must be at least $100 (unless we consent otherwise). •Withdrawals may be subject to income tax and penalties.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of those two options.
•Transfers can be made for a fixed period of time, until the total amount elected has been transferred, or until the Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.
•The Company may discontinue, modify, or suspend the Asset
Reallocation Option at any time.
•You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of those two options.

Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	N/A
Annuity Period

General — You select the Annuity Commencement Date at the time of application. The Annuity Commencement Date may not be prior to the first Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Commencement Date, the Annuity Commencement Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Commencement Date is selected, the Annuity Commencement Date will be the
29

Annuitant’s 95th birthday. Any applicable death benefit will terminate at the Annuity Commencement Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Commencement Date.
On the Annuity Commencement Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Commencement Date, reduced by any applicable premium taxes and any outstanding Contract Debt.
The Contracts currently provide for six Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments under Annuity Options 1 through 4 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Commencement Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option, which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 10 years under Option 2.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.
You may designate or change an Annuity Commencement Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Commencement Date set forth in the Contract. The date selected as the new Annuity Commencement Date must be at least 30 days after the date written notice requesting a change of Annuity Commencement Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4, an Annuitant or Owner cannot change the Annuity Option, make partial withdrawals or surrender his or her annuity and receive a lump-sum settlement in lieu thereof. Under Annuity Options 5 and 6, an Owner may make full and partial withdrawals of Contract Value (other than systematic withdrawals) after the Annuity Commencement Date, subject to any applicable premium tax charge.
The Contract specifies annuity tables for Annuity Options 1 through 4 described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurs prior to the due date of the second annuity payment, two if death occurs prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant, regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments to the Designated Beneficiary will continue during the remainder of such period.
Option 3 — Life with Installment Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continue to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was
30

$550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will continue to the Designated Beneficiary.
Option 4 — Joint and Last Survivor. Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants die prior to the second annuity payment due date, two if both die prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving annuitant, regardless of the number of payments received.
Option 5 — Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected, by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until the amount applied and interest thereon are exhausted, with the guarantee that if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4 are based on an “assumed interest rate” of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase, and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment, but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular Qualified Plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 73. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. For Non-Qualified Contracts, the Company does not allow annuity payments to be deferred beyond the Annuitant's 95th birthday.
The Fixed Account

The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
31

Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may, in its discretion, pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any), in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes, if any, will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you will not participate in the investment experience of the Subaccounts.
32

Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the transfer is effected, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Contract Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $1,000 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to waive or limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers, and to limit the amount that may be subject to transfers and the amount remaining in an account after a transfer.
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options and any systematic withdrawals from the Fixed Account will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging, Asset Reallocation or systematic withdrawals from the Fixed Account by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging or systematic withdrawal option is cancelled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. A Contract Owner may make a partial withdrawal from the Fixed Account only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals and (3) once per Contract Year in an amount equal to the greater of $5,000 or 10% of the Contract Value in the Fixed Account at the time of the partial withdrawal. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. Systematic withdrawals from Contract Value allocated to the Fixed Account must provide for payments over a period of not fewer than 36 months. Any change in the type, frequency or number of Systematic Withdrawals from the Fixed Account requires that a new 36 month period be started. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Contract Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
33

Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•
During which the NYSE is closed other than customary weekend and holiday closings,
•
During which trading on the NYSE is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
•
For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries).
Cyber-attacks and other disruptive events including, but not limited to, natural disasters, public health crises (like COVID-19), and geopolitical disputes and military actions that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. Whether you can borrow money will depend on the terms of your Employer’s 403(b)
34

plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Commencement Date. The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we are only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer's Plan or Program for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as it is currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account.” Amounts allocated to the Loan Account earn 3.0% on an annual basis. In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate under Fixed Account.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be equal to 5.5%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Commencement Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is no required minimum payment. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, your total outstanding loan balance will be deemed to be in default for tax reporting purposes. The entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by the IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. The Contract Value will be used to repay the debt. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Loans, therefore, can affect the Contract Value and benefits linked to the Contract Value, whether or not the loan is repaid. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death
35

benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance. You should consult with your tax advisor on the effect of a loan.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
36

Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable contract owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase
37

Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.
Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Commencement Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) from a Non-Qualified Contract prior to the Annuity Commencement Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges. Amounts distributed as loans are generally not taxable, as loans are only permitted for Contracts issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code. Such loan amounts become taxable in the event of default. See “Loans.”
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
38

If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Commencement Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Commencement Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner. The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under federal law.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Commencement Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Commencement Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Commencement Date) under annuity
39

contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Commencement Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 401, 402A, 403(b), 408, 408A or 457 of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 401. Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with Section 401 may permit the purchase of Contracts to provide benefits thereunder.
In order for a retirement plan to be “qualified” under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of “highly compensated” employees; (iii) provide contributions or benefits that do not exceed certain limitations; (iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits (vii) have a written plan document that complies with all the requirements of Code Section 401; and (viii) comply with numerous other qualification requirements.
A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are normally not subject to tax on employer contributions until such amounts are actually distributed from the plan. Certain accounts in a 401(k) plan that allow “Roth” contributions are subject to tax when made. However, income earned on those after-tax Roth contributions can be distributed free from any federal income tax in a “qualified distribution.” Other plans, rarely seen in recent years, provide or once provided for contributions that are made on an after-tax basis. For these and other 401(a) plans, plan
40

participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.
Each employee’s interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 73 (70½ if the employee reached age 70½ before January 1, 2020; 72 if the employee reached age 72 between January 1, 2020 and December 31, 2022) or retires (“required beginning date”). The required beginning date for 5% owners is April 1 of the calendar year following the year in which the owner attains age 73 (70½ if the owner attained age 70½ before January 1, 2020; 72 if the owner attained age 72 between January 1, 2020 and December 31, 2022). Periodic distributions must be made, beginning by the required beginning date, in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service.
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed to a designated beneficiary starting before the close of the calendar year following the year of the employee’s death and be made in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service. If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 73 (70½ if the employee would have attained age 70½ before January 1, 2020; 72 if the employee would have attained age 72 between January 1, 2020 and December 31, 2022). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individual who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distributions rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
Annuity payments distributed from a retirement plan qualified under Code Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee’s investment. The portion so excluded is determined by dividing the employee’s investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee’s investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his entire investment, the unrecovered investment will be allowed as a deduction on his final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable to him as ordinary income.
Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 73 (70½ if the employee reached age 70½ before January 1, 2020; 72 if the employee reached age 72 between January 1, 2020 and December 31, 2022) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 73 (70½ if the employee reached age 70½ before January 1, 2020; 72 if the employee reached age 72 between January 1, 2020 and December 31, 2022). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to
41

satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship. Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional
42

IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $6,500 (for 2023) or (ii) 100% of the individual’s taxable compensation (for 2023).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($116,000 to $136,000 for a married couple filing a joint return and $73,000 to $83,000 for a single taxpayer in 2023). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $218,000 to $228,000 (for 2023). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches age 73 (70½ if the owner reached age 70½ before January 1, 2020; 72 if the owner reached age 72 between January 1, 2020 and December 31, 2022)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $138,000 to $153,000 in adjusted gross income for 2023 ($218,000 to $228,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made
43

in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Section 457. Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments, such as schools, as well as tax-exempt organizations to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.
Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment, in the case of a tax-exempt employer sponsor, all amounts deferred under the plan and any income thereon remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants. A Section 457 plan must not permit the distribution of a participant’s benefits until the participant attains age 59½, terminates employment or incurs an “unforeseeable emergency.”
Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See “Section 401.” Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan for a tax-exempt employer, are not eligible for tax-free rollovers. Distributions from a governmental 457 plan may be rolled over to another eligible retirement plan including an individual retirement account or annuity (IRA).
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
44

The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
45

Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
46

Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract are available online at https://dfinview.com/SecurityBenefit/TAHD/814121208?site=PSBL and you will be notified by mail each time a report is posted. You may elect to receive any or all future reports in paper free of charge. You can inform the Company that you wish to receive a paper copy of a report, or to receive paper copies of all of your future shareholder reports, by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract"
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written
47

request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Deputy General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 6663-60001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2022, 2021, and 2020, the amounts paid to SDL in connection with all variable annuity contracts sold through the Separate Account were $394,907, $177,478, and $223,002, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 3.0% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average
48

Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2022 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Planning Corporation; Advanced Advisor Group LLC; American General Securities Inc./SagePoint Financial, Inc.; Cetera Advisor Networks, LLC; GWN Securities, Inc.; Lincoln Investment Planning, LLC; LPL Financial Corporation; OFG Financial Services, Inc.; Royal Alliance Associates, Inc.; and Securities America, Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121208?site=PSBL.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121208?site=PSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
49

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121208?site=PSBL. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=2&prodID=10&prodCat=VA.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Growth	American Century VP Ultra® – Class II Adviser: American Century Investment Management, Inc.	1.04%	-32.46%	10.94%	13.95%
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc.	1.00%	0.31%	7.68%	10.41%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management CompanySM	0.80%	-13.66%	5.06%	7.87%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management CompanySM	1.02%	-24.92%	6.80%	9.92%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management CompanySM	0.78%	-16.70%	7.56%	11.28%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management CompanySM	1.03%	-21.02%	-1.29%	3.67%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.90%	-10.56%	2.35%	3.85%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.03%	-46.52%	4.83%	10.90%
Large Cap Growth	ClearBridge Variable Aggressive Growth – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	1.07%	-26.59%	1.64%	8.22%
Small Cap Growth	ClearBridge Variable Small Cap Growth – Class I Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	0.80%	-28.85%	8.54%	11.23%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.11%	-1.17%	7.17%	10.52%
Specialty	Guggenheim VIF Alpha Opportunity Adviser: Security Investors, LLC	4.43%	-8.53%	-2.08%	3.79%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.28%	-9.70%	1.30%	3.48%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.02%	-1.32%	7.14%	10.53%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.78%	-14.39%	0.43%	3.74%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.07%	-16.57%	3.65%	6.08%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.21%	-3.74%	5.19%	7.85%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.13%	-1.86%	6.91%	9.70%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.31%	-20.67%	8.01%	11.89%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.33%	-30.69%	9.52%	13.27%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.28%	-27.78%	5.98%	10.32%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.53%	-26.61%	3.05%	9.37%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	0.92%	-16.15%	0.15%	2.48%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.10%	-9.12%	5.64%	7.59%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	-2.86%	6.32%	8.60%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.00%	0.85%	7.76%	10.74%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.11%	-31.13%	8.36%	11.55%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	-7.71%	5.35%	8.12%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.16%	-18.50%	1.26%	4.15%
Specialty-Sector	Invesco V.I. Global Real Estate – Series I Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.02%	-24.94%	-0.91%	2.48%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.53%	1.25%	0.88%	0.48%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.93%	-10.58%	-0.39%	0.17%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Specialty-Sector	Invesco V.I. Health Care – Series I Adviser: Invesco Advisers, Inc.	0.96%	-13.32%	8.30%	10.24%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.18%	-14.45%	4.82%	7.72%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.12%	-16.04%	6.74%	10.60%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.96%	-16.15%	9.35%	13.10%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.24%	-17.80%	2.43%	4.42%
Mid Cap Value	MFS® VIT Mid Cap Value – Service Class Adviser: Massachusetts Financial Services Company	1.05%	-9.00%	7.32%	10.59%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.95%	-9.84%	4.91%	7.07%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	0.48%	8.73%	8.35%
Specialty	Neuberger Berman AMT Sustainable Equity – Class S Adviser: Neuberger Berman Investment Advisers LLC	1.18%	-18.65%	7.14%	10.64%
Specialty	PIMCO VIT All Asset – Administrative Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	1.645%	-11.84%	3.22%	3.25%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Adminis- trative Class Adviser: Pacific Investment Management Company LLC	1.50%	8.61%	7.03%	-1.56%
International Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Administrative Class Adviser: Pacific Investment Management Company LLC	1.01%	-10.15%	0.32%	2.22%
Short Term Bond	PIMCO VIT Low Duration – Administrative Class Adviser: Pacific Investment Management Company LLC	0.67%	-5.74%	0.08%	0.42%
Inflation- Protected Bond	PIMCO VIT Real Return – Administrative Class Adviser: Pacific Investment Management Company LLC	0.77%	-11.90%	1.96%	0.90%
Small Cap Blend	Royce Micro-Cap – Investment Class Adviser: Royce & Associates, LP	1.16%	-22.43%	6.30%	5.73%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

This page left intentionally blank

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121208?site=PSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000028570

VARIFLEX® LS VARIABLE ANNUITY
May 1, 2023
SBL Variable Annuity Account VIII
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the Variflex LS Variable Annuity dated May 1, 2023, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
6911A
32-69110-01 2023/05/01

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account VIII as a separate account under Kansas law on September 12, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2022, 2021, and 2020, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $394,907, $177,478, and $223,002, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Section 401 — The applicable annual limits on Purchase Payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total Purchase Payments on behalf of a participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $66,000, or (b) 100% of the Participant’s annual compensation. Salary reduction contributions to a cash-or-deferred 401(k) arrangement under a profit sharing plan are subject to additional annual limits under Section 402(g). Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer’s defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. Rollover contributions are not subject to the annual limitations described above.

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $22,500 for tax year 2023. The $22,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $7,500 can be made to a 403(b) annuity during the 2023 tax year. The $7,500 limit may be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2023 is the lesser of (i) $66,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$22,500 in 2023 with a $7,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $22,500 elective contribution limit makes $10,500 in contributions to a Roth annuity contract, the individual can only make $12,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $6,500 (for 2023) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,500 (for 2023) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,500 (for 2023) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $66,000 (for 2023). Salary reduction contributions, if any, are subject to additional annual limits.
Section 457 — Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $22,500 or (ii) 100% of the employee’s includable compensation. The $22,500 limit may be adjusted for inflation in $500 increments for future tax years.
If the employee participates in more than one Section 457 plan, the applicable dollar limit applies to contributions to all such programs. The Section 457 limit may be increased during the last three years ending before the year the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a special “catch-up” amount in addition to the regular amount to be deferred. Alternatively, if an individual is age 50 or over, catch-up contributions can be made to a Section 457 plan established by a governmental employer during the tax year equal to $7,500.
The $7,500 limit may be adjusted for inflation in $500 increments for future tax years. An individual eligible for both types of catch up contributions can make the type that produces the highest total contribution limit.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of all charges including the mortality and expense risk charge and the administrative charge.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to
4

differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, and the financial statements of SBL Variable Annuity Account VIII at December 31, 2022, and for each of the specified periods ended December 31, 2022 and 2021, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, and the financial statements of SBL Variable Annuity Account VIII at December 31, 2022, and for each of the specified periods ended December 31, 2022 and 2021, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
5

C O N S O L I D A T E D  F I N A N C I A L  S T A T E M E N T S

Security Benefit Life Insurance Company and Subsidiaries

Years Ended December 31, 2022, 2021 and 2020

With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements

Years Ended December 31, 2022, 2021, and 2020

Ernst & Young LLP One Kansas City Place Suite 2500 1200 Main Street Kansas City, MO 64105-2143	Tel: +1 816 474 5200 Fax: +1 816 480 5369 ey.com

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

Opinion

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2022 and 2021, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained in sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

A member firm of Ernst & Young Global Limited	1

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgement and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and preform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

A member firm of Ernst & Young Global Limited	2

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 26, 2023

A member firm of Ernst & Young Global Limited	3

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31,
	2022	2021

	(In Thousands, except as noted)
Assets
Investments:
Fixed maturities, available for sale ($35,049.9 million and $31,516.6 million in amortized cost for 2022 and 2021, respectively; includes $1,815.7 million and $2,502.2 million related to consolidated variable interest entities for 2022 and 2021, respectively)	$33,044,201	$31,844,528
Trading fixed maturities at fair value	51,955	58,442
Equity securities at fair value	610,428	639,117
Notes receivable from related parties	1,692,107	2,834,303
Mortgage loans	785,987	998,900
Policy loans	66,308	68,386
Cash and cash equivalents (includes $10.9 million and $29.5 million related to consolidated variable interest entities for 2022 and 2021, respectively)	1,276,213	789,317
Short-term investments	692,835	452,537
Call options	330,501	820,333
Other invested assets	2,383,387	2,136,731

Total investments	40,933,922	40,642,594
Accrued investment income (includes $24.8 million and $21.3 million related to consolidated variable interest entities for 2022 and 2021, respectively)	689,023	525,406
Accounts receivable	320,205	474,884
Reinsurance recoverable	7,481,844	7,023,275
Deferred income tax asset	141,163	—
Property and equipment, net	47,107	48,657
Deferred policy acquisition costs	1,301,251	779,546
Deferred sales inducement costs	385,580	241,262
Value of business acquired	1,168,312	1,029,077
Goodwill	96,941	96,941
Other assets	272,469	219,937
Separate account assets	5,131,121	5,707,444

Total assets	$57,968,938	$56,789,023

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31,
	2022	2021

	(In Thousands, except as noted)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$38,249,148	$37,244,930
Funds withheld and held liability	5,680,690	5,428,191
Accounts payable and accrued expenses (includes $3.4 million and $2.7 million related to consolidated variable interest entities for 2022 and 2021, respectively)	120,945	337,097
Deferred income tax liability	—	170,319
Surplus notes	115,367	116,379
Mortgage debt	—	2,087
Debt from consolidated variable interest entities	148,779	192,429
Option collateral	512,640	766,402
Other liabilities	508,232	248,544
Repurchase agreements	900,379	45,674
Separate account liabilities	5,131,121	5,707,444

Total liabilities	51,367,301	50,259,496

Stockholder’s equity:
Common stock, $10 par value, 1,000,000 shares authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	3,959,107	3,659,107
Accumulated other comprehensive income (loss)	(902,354)	240,414
Retained earnings	3,537,884	2,623,006

Total stockholder’s equity	6,601,637	6,529,527

Total liabilities and stockholder’s equity	$57,968,938	$56,789,023

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Revenues:
Net investment income	$2,038,760	$1,943,765	$1,753,167
Asset-based and administrative fees	69,912	80,086	68,202
Other product charges	237,203	235,928	223,572
Change in fair value of options, futures and swaps	(688,811)	605,835	88,796
Net realized/unrealized gains (losses), excluding impairment losses on available for sale securities	247,723	399,279	141,216
Total other-than-temporary impairment losses on available for sale securities and other invested assets	(5,659)	(19,465)	(16,165)
Other revenues	113,888	93,943	86,644

Total revenues	2,013,016	3,339,371	2,345,432

Benefits and expenses:
Index credits and interest credited to account balances	404,318	921,703	595,211
Change in fixed index annuity embedded derivative and related benefits	(354,962)	(139,349)	(77,707)
Other benefits	129,991	413,350	529,395

Total benefits	179,347	1,195,704	1,046,899

Commissions and other operating expenses	395,928	396,253	324,980
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired, net of imputed interest	88,617	387,607	338,585
Interest expense	81,044	9,192	48,651

Total benefits and expenses	744,936	1,988,756	1,759,115

Income before income tax expense	1,268,080	1,350,615	586,317
Income tax expense	253,202	277,626	116,510

Net income	$1,014,878	$1,072,989	$469,807

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Net income	$1,014,878	$1,072,989	$469,807
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on available for sale securities	(1,755,789)	213,018	798
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business acquired and deferred sales inducement costs	347,925	(33,742)	10,856
Policy reserves and annuity account values	265,096	(49,633)	60,858

Total other comprehensive income (loss), net of tax	(1,142,768)	129,643	72,512

Comprehensive income (loss)	$(127,890)	$1,202,632	$542,319

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total

	(In Thousands)
Balance at January 1, 2020	$7,000	$2,878,715	$38,259	$1,143,523	$4,067,497
Net income	—	—	—	469,807	469,807
Other comprehensive income (loss), net	—	—	72,512	—	72,512
Contribution from parent	—	580,392	—	—	580,392
Dividends paid	—	—	—	(63,313)	(63,313)

Balance at December 31, 2020	7,000	3,459,107	110,771	1,550,017	5,126,895
Net income	—	—	—	1,072,989	1,072,989
Other comprehensive income (loss), net	—	—	129,643	—	129,643
Contribution from parent	—	200,000	—	—	200,000

Balance at December 31, 2021	7,000	3,659,107	240,414	2,623,006	6,529,527
Net income	—	—	—	1,014,878	1,014,878
Other comprehensive income (loss), net	—	—	(1,142,768)	—	(1,142,768)
Contribution from parent	—	300,000	—	—	300,000
Dividends paid	—	—	—	(100,000)	(100,000)

Balance at December 31, 2022	$7,000	$3,959,107	$(902,354)	$3,537,884	$6,601,637

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Operating activities
Net income	$1,014,878	$1,072,989	$469,807
Adjustments to reconcile net income to net cash and cash equivalents provided by operating activities:
Index credits and interest credited to account balances	404,318	921,703	595,211
Policy acquisition costs deferred	(336,381)	(197,024)	(446,737)
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired, net of imputed interest	88,617	387,607	338,585
Net realized/unrealized losses (gains) of investments	(242,064)	(379,814)	(125,051)
Change in fair value of options, futures and swaps	688,811	(605,835)	(88,796)
Change in fixed index annuity embedded derivative and related benefits	(354,962)	(139,349)	(77,707)
Amortization of investment premiums and discounts	(24,163)	(53,590)	(11,096)
Depreciation and amortization	11,902	11,776	7,410
Change in reinsurance activity, net	251,166	72,964	65,021
Deferred income taxes	(7,709)	127,657	(2,638)
Change in annuity guarantees	112,284	419,244	527,752
Change in accounts receivable	169,750	(374,136)	(39,431)
Change in investment income due and accrued	(189,574)	(357,901)	(77,144)
Change in accounts payable	(47,408)	1,410	67,615
Change in other liabilities	127,918	16,067	(34,826)
Other changes in operating assets and liabilities	(55,525)	21,942	(59,684)

Net cash and cash equivalents provided by (used in) operating activities	1,611,858	945,710	1,108,291

Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	9,295,573	13,537,160	8,251,650
Mortgage loans	296,179	406,236	782,894
Call options	166,257	665,519	316,425
Notes receivable from related parties	6,609,085	4,930,847	4,371,555
Net sales (purchases) of trading fixed maturities at fair value	(10,130)	25,692	23,275
Other invested assets	445,505	412,203	40,133

	16,802,469	19,977,657	13,785,932
Acquisitions of investments:
Fixed maturities available for sale	(12,598,386)	(15,511,898)	(12,456,030)
Mortgage loans	(127,675)	(161,497)	(748,872)
Call options	(581,798)	(20,000)	(308,625)
Notes receivable from related parties	(5,511,951)	(6,404,040)	(4,762,417)
Net sales (purchases) of equity securities at fair value	(74,556)	(223,989)	(88,973)
Other invested assets	(419,557)	(1,027,994)	(306,687)

	(19,313,923)	(23,349,418)	(18,671,604)
See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Net sales (purchases) of property and equipment	$(677)	$(61)	$(1,069)
Net sales (purchases) of short-term investments	(206,459)	(446,609)	37,611
Net decrease (increase) in policy loans	2,078	46	7,552

Net cash and cash equivalents provided by (used in) investing activities	(2,716,512)	(3,818,385)	(4,841,578)

Financing activities
Payments on surplus notes, notes payable related to commission assignments, mortgage debt, and debt from consolidated VIEs	(45,527)	194,157	(47,249)
Capital contribution from parent	300,000	200,000	580,392
Dividends paid to parent	(100,000)	—	(50,000)
Net change in repurchase agreements	854,704	45,674	—
Deposits to annuity account balances	3,800,712	4,495,259	4,375,240
Withdrawals from annuity account balances	(3,218,339)	(2,484,084)	(1,828,495)

Net cash and cash equivalents provided by (used in) financing activities	1,591,550	2,451,006	3,029,888

Increase (decrease) in cash and cash equivalents	486,896	(421,669)	(703,399)
Cash and cash equivalents at beginning of period	789,317	1,210,986	1,914,385

Cash and cash equivalents at end of period	$1,276,213	$789,317	$1,210,986

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$44,634	$8,472	$70,805

Income taxes	$266,000	$139,100	$128,000

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$14,167	$14,167	$7,326

Securities purchased not yet settled in cash	$(54,135)	$(159,599)	$23,669

Securities sold not yet settled in cash	$47,107	$32,036	$42,489

Accrued interest paid in kind	$354,044	$224,226	$197,207

Deconsolidation of a VIE	$—	$—	$275,929

Non-cash dividends paid to parent	$—	$—	$13,313

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2022, 2021 and 2020

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as the Company), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.

The Company offers a diversified portfolio of products comprised primarily of individual annuities, including fixed, fixed index, and variable annuities. The Company’s annuities are offered on a non-tax-qualified basis and on a tax-qualified basis as IRAs and 403(b) contracts.

Basis of Presentation

The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); Bentley Park, LLC, Chisholm Trail, LLC; Coronado Heights, LLC; Hawk Trail, LLC; Monarch Field, LLC; Pinckney Holdings, LLC; Ripley Park, LLC; SB IIS Co., LLC; SB ISH, LLC; Shamrock Valley, LLC; Triple 8, LLC; IDF VI, LLC; IDF V, LLC; SecBen GBM Investco, LLC; EC 58th Street Holdings, LLC and the consolidated VIEs (see Note 3). All intercompany accounts and transactions have been eliminated in the consolidation.

On December 31, 2020, Gennessee Insurance Agency, LLC and Dunbarre Insurance Agency, LLC were distributed to SBL Holdings, Inc (SBLH), SBLIC’s parent company. The distribution did not have a material impact on the Company.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Use of Estimates

The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of over-the-counter derivative financial instruments; determination of other-than-temporary impairments (OTTIs) of investments; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.

Investments

Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stocks. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss (AOCI) in the consolidated balance sheets, net of cumulative adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA, and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.

Equity securities include mutual funds, common stocks, and non-redeemable preferred stocks. Equity investments not accounted for under the equity method of accounting or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the net realized/unrealized gains/(losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company elected the measurement alternative for certain equity investments that do not have readily determinable fair value and do not qualify for the practical expedient under ASC 820 to estimate fair value using the net asset value per share. Under the alternative, the investments are measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. These financial instruments are included in other invested assets on the consolidated balance sheets.

The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a variable interest.

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.

The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support certain funds withheld reinsurance liabilities (see Note 10). The change in fair value of these financial instruments is recognized as a component of net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to investing securities are reported as a component of net realized/unrealized gains (losses) in the consolidated statements of operations. OTTIs are reported separately in the consolidated statements of operations.

To the extent the Company determines that an equity security accounted for under the measurement alternative or equity method of accounting is deemed other-than-temporarily impaired, the difference between carrying value and fair value is charged to earnings. For debt securities, if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis, the Company recognizes an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company does not expect to recover the amortized cost basis, and the Company does not plan to sell nor is it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcates the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion is recognized in other comprehensive income (OCI).

The credit loss component of a structured security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The structured securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. The Company reviews the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which is based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determines through management’s evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the Company will then individually assess the loan for impairment and may assign a specific loan loss allowance.

Policy loans are reported at unpaid principal.

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

The Company has agreed to provide a loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.

Asset and Liability Derivatives

The Company hedges certain exposures to equity market risk, foreign exchange risk, and interest rate risk by entering into derivative financial instruments. All of the derivative financial

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income in the consolidated statements of operations.

The Company issues certain products and periodically enters into certain transactions that contain a derivative that is embedded in the product, and must be accounted for under Accounting Standards Codification (ASC) 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized in the consolidated statements of operations.

The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on behalf of the insurance company. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continued to be in-force policies over a period of time. The commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments, with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.

Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired

To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, full surrenders, partial withdrawal of account value, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

For insurance and annuity contracts, policyholders may desire different product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is subject to vesting requirements and is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.

VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.

Goodwill

Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reporting unit is lower than the reporting unit’s carrying value, goodwill is written down; and a charge is reported in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Policy Reserves and Annuity Account Values

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Interest crediting rates ranged from 1.0% to 7.0% during each of the years 2022, 2021, and 2020. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

The Company offers fixed index annuity products with returns linked to the performance of certain indices. The Company formerly offered a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB on the fixed index annuity products, of which policyholders could only elect one per policy. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance Agreements

The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The realization of deferred tax assets related to unrealized loss on available for sale fixed maturity securities is based on the Company’s ability to hold the securities for a period of time sufficient to allow for the recovery of the value.

Recognition of Revenues

Interest income and dividends, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces an effective yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.

Revenues from Contracts with Customers

The Company accounts for its revenue in accordance with ASC 606. The Company has two revenue streams that are recognized in accordance with ASC 606, Revenue from Contracts with Customers (ASC 606): distribution revenue and shareholder administrative service revenue.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Distribution Revenue

SD enters into distribution and underwriting arrangements with various unaffiliated mutual fund companies. The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution Revenue for the years ended December 31, 2022, 2021 and 2020 amounted to $20.7 million, $23.8 million, and $20.0 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

Shareholder Administrative Service Revenue

SBLIC enters into agreements with unaffiliated investment vehicles for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company primarily receives fees paid by the fund or its affiliates over time. The performance obligation is the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2022, 2021, and 2020 amounted to $9.4 million, $10.8 million, and $9.0 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company evaluates the need for an allowance for accounts receivable that it believes will not be collected in full. There was no allowance for doubtful accounts at December 31, 2022 or 2021.

Recently Issued Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-13, Financial Instruments-Credit Losses, Measurement of Credit Losses on Financial Instruments. The amendments in this ASU replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The new standard was effective for the Company on January 1, 2023. This update was subsequently clarified or amended by ASU 2019-04 (as discussed in Recently Adopted Accounting Pronouncements below), ASU 2019-05 Financial Instruments-Credit Losses (Topic 326): Targeted Transition Relief; and ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments – Credit Losses. The Company will adopt these standards using a modified retrospective approach, with a cumulative effect adjustment recorded to beginning retained earnings.

Although the Company believes the new impairment model may lead to earlier recognition of credit losses on certain assets compared to current loss recognition methodology, the Company does not expect the adoption of this guidance to have a material impact on the Company’s financial condition, results of operations, or cash flows. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2023.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944) Targeted Improvements to the Accounting for Long-Duration Contracts. This amendment improves four areas to the accounting for long-duration contracts:

(1) Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments in this update require an insurance entity to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition) testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. The amendments require that an insurance entity discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed-income instrument yield that maximizes the use of observable market inputs.

(2) Measurement of market risk benefits. The amendments require that an insurance entity measure all market risk benefits associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

(3) Amortization of deferred acquisition costs. The amendments simplify the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.

(4) Disclosures. The amendments require that an insurance entity provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require that an insurance entity disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The standard is effective January 1, 2025 for the Company, with early adoption permitted. The guidance is to be applied as of the earliest period presented in the financial statements. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2025.

ASUs issued but not yet adopted as of December 31, 2021 would not be disclosed above should they be assessed as either not applicable or are not expected to have a material impact on the Company’s consolidated financial statements at this time.

Recently Adopted Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases. The guidance in ASU 2016-02 supersedes the lease recognition requirements in ASC Topic 840, Leases. ASU 2016-02 sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors). This update requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. This update requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. The standard was effective January 1, 2022 for the Company. The adoption of this new guidance did not have a material impact on the Company’s consolidated financial position or results of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company elected the practical expedients allowed under the transition guidance of ASU 2016-02. This allowed the Company to carry forward its historical lease classification. Comparative periods continue to be measured and presented under historical guidance, and only the period from and after adoption is subject to this ASU.

In addition, the Company elected all other practical expedients that were allowed under the new guidance and were applicable, including the practical expedient to combine lease and non-lease components into one lease component for certain real estate leases.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, to provide temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from the London Interbank Offered Rate and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate. The guidance is effective upon issuance and may be adopted on any date on or after March 12, 2020. In January 2021, the FASB issued ASU 2021-01 Reference Rate Reform (Topic 848): Scope to amend the scope of ASU 2020-04. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment (i.e., discount transition) to qualify for certain optional relief. Both updates are applicable for contract modifications and/or hedging relationships that occur through December 31, 2022. In December 2022, the FASB issued ASU 2022-06, “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848”, to defer the expiration date of ASC 848 from December 31, 2022, to December 31, 2024. The Company adopted the updates for ASU 2020-04 and ASU 2021-01 effective on January 1, 2021. The adoption of and future elections under this new guidance did not and are not expected to have a material impact on the Company’s consolidated financial position or results of operations. The guidance is effective through December 31, 2024.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other: Simplifying the Test for Goodwill Impairment. Under the amendments in this update, the Company should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. Impairment charges should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. This amendment essentially eliminated “Step 2” from the goodwill impairment test. Additionally, the Company should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. The amendments in this update shall be applied on a prospective basis. The amendments in this update are effective for the Company in its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2021. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. There was no significant impact to the Company’s consolidated financial statements upon adoption of this standard as of December 31, 2022.

Reclassifications

Certain prior period amounts in the consolidated balance sheets have been reclassified to conform to the current period’s presentation. Changes were made to the classification of deferred revenue from accounts payable and accrued expenses to other liabilities on the consolidated balance sheets as this classification more closely aligns with the nature of the liability.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments

Fixed Maturity Investments and Equity Securities

Information as to the amortized cost, gross unrealized gains and losses, fair values, and OTTIs in AOCI, of the Company’s portfolio of fixed maturity investments classified as available for sale, is presented below. OTTIs in AOCI represent interest rate related unrealized losses on securities not recognized in earnings at the time at which a credit related OTTI was recorded. These unrealized losses are the difference between fair value and net present value of future expected cash flows at the time of impairment.

	December 31, 2022
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI

	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$47,174	$8	$3,205	$43,977	$—
Obligations of government-sponsored enterprises	130,282	101	12,549	117,834	—
Corporate	19,399,960	45,272	862,100	18,583,132	—
Municipal obligations	18,455	149	2,489	16,115	—
Commercial mortgage-backed	61,458	770	7,209	55,019	—
Residential mortgage-backed	15,830	7	1,580	14,257	—
Collateralized debt obligations	6,618	1,381	194	7,805	—
Collateralized loan obligations	13,287,384	188,596	1,220,784	12,255,196	(7,490)
Redeemable preferred stock	24,120	—	3,470	20,650	—
Other asset backed	2,058,628	5,486	133,898	1,930,216	—

Total fixed maturity investments	$35,049,909	$241,770	$2,247,478	$33,044,201	$(7,490)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2021
	Cost/ Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTIs in AOCI

	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$56,742	$2,136	$44	$58,834	$—
Obligations of government-sponsored enterprises	166,850	6,742	1,039	172,553	—
Corporate	15,912,419	242,592	30,368	16,124,643	—
Municipal obligations	38,678	5,554	3	44,229	—
Commercial mortgage-backed	73,278	3,549	283	76,544	—
Residential mortgage-backed	8,342	235	123	8,454	—
Collateralized debt obligations	6,475	1,317	109	7,683	—
Collateralized loan obligations	12,400,657	271,825	194,082	12,478,400	(8,498)
Redeemable preferred stock	263,673	19,713	—	283,386	—
Other asset backed	2,589,534	38,490	38,222	2,589,802	—

Total fixed maturity investments	$31,516,648	$592,153	$264,273	$31,844,528	$(8,498)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The amortized cost and fair value of fixed maturity investments at December 31, 2022, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.

	Available for Sale
	Amortized Cost	Fair Value

	(In Thousands)
Due one year or less	$3,297,127	$3,239,273
Due after one year through five years	12,914,454	12,448,412
Due after five years through ten years	2,027,956	1,853,144
Due after ten years	1,226,052	1,102,395
Structured securities with variable principal payments	15,584,320	14,400,977

	$35,049,909	$33,044,201

As of December 31, 2022 and 2021, there were six and four issuers, with a total amount of $5,011.0 million and $3,599.7 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated stockholder’s equity.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For fixed maturity investments classified as available for sale with unrealized losses as of December 31, 2022 and 2021, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2022
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$42,349	$3,184	$158	$21	$42,507	$3,205
Obligations of government-sponsored enterprises	102,816	9,348	9,694	3,201	112,510	12,549
Corporate	14,565,081	756,379	849,748	105,721	15,414,829	862,100
Municipal obligations	12,736	2,393	357	96	13,093	2,489
Commercial mortgage-backed	32,349	5,260	14,801	1,949	47,150	7,209
Residential mortgage-backed	12,642	1,107	1,261	473	13,903	1,580
Collateralized debt obligations	2,396	104	380	90	2,776	194
Collateralized loan obligations	6,799,303	497,958	3,886,489	722,826	10,685,792	1,220,784
Redeemable preferred stock	20,650	3,470	—	—	20,650	3,470
Other asset backed	782,814	50,373	958,425	83,525	1,741,239	133,898

Total fixed maturity investments, available for sale	$22,373,136	$1,329,576	$5,721,313	$917,902	$28,094,449	$2,247,478

Number of securities with unrealized losses		1,222		571		1,793
Percent investment grade (AAA through BBB-)		81%		80%		80%

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2021
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$8,731	$44	$—	$—	$8,731	$44
Obligations of government-sponsored enterprises	17,653	383	12,775	656	30,428	1,039
Corporate	1,230,788	19,218	291,384	11,150	1,522,172	30,368
Municipal obligations	451	3	—	—	451	3
Commercial mortgage-backed	14,286	137	6,338	146	20,624	283
Residential mortgage-backed	1,702	26	132	97	1,834	123
Collateralized debt obligations	—	—	352	109	352	109
Collateralized loan obligations	5,565,154	114,311	1,718,986	79,771	7,284,140	194,082
Other asset backed	206,251	2,529	967,953	35,693	1,174,204	38,222

Total fixed maturity investments, available for sale	$7,045,016	$136,651	$2,997,920	$127,622	$10,042,936	$264,273

Number of securities with unrealized losses		667		166		833
Percent investment grade (AAA through BBB-)		85%		64%		81%

The unrealized losses on the fixed maturity investments in the table above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2022 and 2021.

The Company closely monitors those securities where impairment concerns may exist by considering relevant facts and circumstances to evaluate whether the impairment of a security is

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; and (3) for fixed maturity securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. For asset-backed securities, several additional factors are taken into account, including cash flows, collateral sufficiency, liquidity, and economic conditions.

The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Balance at beginning of period	$(9,815)	$(15,204)	$(1,634)
Credit losses for which an other-than-temporary impairment was not previously recognized	—	(683)	(9,731)
Reduction for securities sold during the year or intended to be sold	176	6,072	—
Additional credit loss impairments on securities previously impaired	(968)	—	(3,839)

Balance at end of period	$(10,607)	$(9,815)	$(15,204)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Major categories of net investment income are summarized as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Interest on fixed maturity investments, available for sale	$2,000,990	$1,553,925	$1,416,984
Interest on fixed maturity investments, trading	2,473	2,709	3,692
Interest on notes receivable from related parties	187,777	88,499	117,068
Dividends on equity securities at fair value	25,930	34,202	13,430
Interest on mortgage loans	65,045	84,534	100,633
Interest on policy loans	2,613	2,767	2,881
Interest on short-term investments	73,020	43,331	7,149
Investment income on cash equivalents	11,651	2,393	9,057
Income on equity method accounting adjustment	82,281	233,655	149,739
Other	19,783	(2,015)	4,445

Total investment income	2,471,563	2,044,000	1,825,078

Less:
Investment expenses	110,658	80,031	68,219
Ceded to reinsurer	322,145	20,204	3,692

Net investment income	$2,038,760	$1,943,765	$1,753,167

Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Proceeds from sales	$3,665,659	$2,044,326	$3,712,297
Gross realized gains	14,536	242,534	116,555
Gross realized losses	41,816	5,934	4,446

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Net realized/unrealized gains (losses), net of ceded reinsurance gains, consist of the following for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$(27,796)	$236,670	$116,695

Total realized gains (losses), available for sale	(27,796)	236,670	116,695

Realized/unrealized gains (losses), other invested assets	(62,091)	70,356	(2,548)

Net realized/unrealized gains (losses), fixed maturity investments, trading and fair value option	(16,191)	(1,369)	2,476

Other realized/unrealized gains (losses):
Foreign currency gains (losses)	(152,673)	(47,440)	63,293
Foreign exchange derivatives	204,729	76,338	(45,858)
Equity securities at fair value	(231,585)	91,575	9,920
Embedded derivative, funds withheld reinsurance	509,235	(27,900)	(2,664)
Other	470	849	(286)

Total other realized/unrealized gains (losses)	330,176	93,422	24,405

Net realized/unrealized gains (losses) before ceded reinsurance	224,098	399,079	141,028

Net ceded reinsurance (gains) losses	23,625	200	188

Net realized/unrealized gains (losses) before impairments	247,723	399,279	141,216

Impairments:
OTTI of available for sale securities and other invested assets	(5,659)	(19,465)	(16,165)

Total impairments	(5,659)	(19,465)	(16,165)

Net realized/unrealized gains (losses)	$242,064	$379,814	$125,051

The Company recognized $230.1 million of net unrealized losses and $69.2 million of net unrealized gains on equity securities at fair value held at December 31, 2022 and 2021, respectively.

There were no outstanding agreements to sell securities at December 31, 2022.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

At December 31, 2022 and 2021, the Company pledged securities with a market value of approximately $207.7 million and $29.4 million respectively, as collateral in relation to certain institutional products.

At December 31, 2022 and 2021, the Company pledged securities with a market value of approximately $215.2 million and $164.2 million respectively, as collateral in relation to its reinsurance agreements (see Note 10).

At December 31, 2022 and 2021, available for sale bonds with a carrying value of $3.2 million and $3.5 million, respectively, were held in joint custody at various state insurance departments to comply with statutory regulations.

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:

	December 31,
	2022	2021

	(In Thousands)
Commercial mortgage loans	$780,115	$993,038
Allowance for credit losses on commercial mortgage loans (1)	(3,245)	(3,700)

Commercial mortgage loans, net of allowances	776,870	989,338
Residential mortgage loans	9,117	9,562

Total mortgage loans, net of allowances	$785,987	$998,900

(1)	The year-over-year change in allowance for credit losses is driven by changes in the composition of the mortgage loan portfolio and is not the result of write-downs or charge offs.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages. The Company acquired $20.0 million and sold no commercial mortgage loans during the year ended December 31, 2022. The Company acquired $125.2 million and sold $38.5 million commercial mortgage loans during the year ended December 31, 2021.

The commercial mortgage loan portfolio diversification by geographic region (all regions are within the United States, excluding foreign) and specific collateral property type as follows at December 31:

	2022		2021
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total

	(Dollars In Thousands)
Geographic distribution
Pacific	$475,150	61%	$488,984	49%
South Atlantic	228,397	29	222,522	23
West North Central	25,054	4	31,382	3
East North Central	21,719	3	30,386	3
Mountain	17,867	2	18,978	2
New England	8,683	1	9,301	1
Middle Atlantic	—	—	143,263	14
West South Central	—	—	36,988	4
Foreign	—	—	7,534	1

Total	$776,870	100%	$989,338	100%

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	2022		2021
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total

	(Dollars In Thousands)
Property type distribution
Office	$491,417	63%	$473,933	48%
Hotel/Motel	129,305	17	280,855	28
Apartments/Multifamily	78,942	10	104,289	11
Retail	70,593	9	106,059	11
Industrial	6,613	1	24,202	2

Total	$776,870	100%	$989,338	100%

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”

Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:

	2022	2021

	(In Thousands)
CM1	$98,103	$188,805
CM2	103,994	107,563
CM3	407,075	558,224
CM4 and Below	167,698	134,746

	$776,870	$989,338

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2022 and 2021 there were no commercial mortgage loans on non-accrual status.

Repurchase Agreements

The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the loan amount is repaid by the Company along with the additional agreed-upon interest, and the securities pledged by the Company are released back to the Company. The Company’s policy requires that, at all times during the term of

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

the repurchase agreement, cash or other forms of collateral provided is sufficient to pay the Company’s obligation to the counterparty. The risks associated with the repurchase agreement program are primarily related to declines in the value of the securities pledged for cash, which, if occurred, results in cash needing to be returned to the original purchasing party or additional securities needing to be posted as collateral. The Company has multiple sources of additional liquidity including additional sources of institutional funding, retail funding, contractual cash flows from the asset portfolio, and sales of investment assets. The Company has approved a Liquidity Risk Policy and associated Liquidity Guidelines to manage the aggregate liquidity risk of the Company. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2022 was 45 to 120 days. The carrying value of the securities pledged for the repurchase agreements was $954.1 million as of December 31, 2022. The repurchase obligation was $900.4 million as of December 31, 2022, and is included in repurchase agreements on the consolidated balance sheets. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2021 was 91 to 180 days. The carrying value of the securities pledged for the repurchase agreements was $73.3 million as of December 31, 2021. The repurchase obligation was $45.7 million as of December 31, 2021, and is included in repurchase agreements on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities

Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.

Consolidated Variable Interest Entities

Collateralized Financing Entities

The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the assets held by the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.

In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the consolidated balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost. There is no equity within the CFEs; therefore, the consolidation did not impact the Company’s equity balances. If the Company were to liquidate, the assets of the CFE would not be available to its general creditors, and as a result, the Company does not consider those assets available for the benefit of its investors. However, the Company’s investment in the notes would be available to its general creditors. Additionally, the other investors in the CFEs have no recourse to the Company’s general assets for the debt issued by the CFEs. Therefore, such debt is not the Company’s obligation.

The total assets of consolidated CFEs were $1,851.5 million and $2,553.0 million at December 31, 2022 and 2021, respectively. The total liabilities of consolidated CFEs were $152.2 million and $195.2 million at December 31, 2022 and 2021, respectively.

Unconsolidated Variable Interest Entities

The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE as it does not unilaterally have substantive rights to remove the

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

asset manager or general partner of the CFEs. Alternatively, when the asset manager or general partner is related, a parent of the Company (rather than the Company itself) would be considered the primary beneficiary due to its common control of both the Company and the asset manager or general partner and substantially all of the activities of the VIE are not conducted on behalf of the Company. The total investment in these unconsolidated CFEs were $4,153.4 million and $6,905.5 million at December 31, 2022 and 2021, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2022 and 2021.

The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not deemed the primary beneficiary as it does not unilaterally have substantive rights to remove the general partner. The Company also has equity method investment in the holding company of a reinsurer that assumes certain liabilities of SBLIC (see Note 10) in which the Company does not have substantive power to control activities that are most significant to the VIE; therefore, the Company is not deemed the primary beneficiary. The Company’s carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $1,807.1 million and $1,794.7 million at December 31, 2022 and 2021, respectively, compared to its maximum exposure to loss of $2,495.7 million and $2,342.7 million at December 31, 2022 and 2021, respectively. The Company’s maximum exposure to loss of these VIEs is based on existing investments in, and additional commitments made to, joint ventures and partnerships. Total carrying value of these unconsolidated investments accounted for under the equity method of accounting amounted to $1,664.7 million and $1,794.7 million at December 31, 2022 and 2021, respectively. Total carrying value of unconsolidated investments accounted for under fair value option amounted to $142.4 million at December 31, 2022; there were no such investments at December 31, 2021.

In the normal course of business, the Company will invest in structured investments including unconsolidated VIEs for which it is not the investment manager. These structured investments

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

typically invest in fixed income investments and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments

The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize certain significant unplanned fluctuations in economic earnings associated with assets held and liabilities incurred or expected to be incurred. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.

The Company recognizes all derivative financial instruments, such as swaps, currency forwards, call options, futures, and other embedded derivatives, on the consolidated balance sheets at fair value, with appropriate adjustments to fair value reflected in earnings, regardless of the purpose or intent for holding the instrument.

The Company sells fixed index deferred annuity contracts which credit interest based on a percentage of the gain in a specified market index. This index crediting feature is an embedded derivative. Most of the premium received is invested in fixed income instruments, and a portion is used to purchase derivatives consisting of call options, futures, and swaps on the applicable indices to fund the index credits due to the index annuity policyholders. At the end of each indexed annuity’s index term, which may be annually, bi-annually, or every five years, the market index used to compute the index credits is reset and a new call option, future, or swap is purchased to fund the next index credit. The Company manages the cost of these purchases through the terms of the fixed index annuities, which permits it to change caps, spreads or participation rates subject to respective guaranteed minimums or maximums at the end of each policy’s index term. By adjusting caps, spreads or participation rates, the Company can manage option costs except in cases where contractual features would prevent further modifications. Although the call options, futures, and swaps are designed to be effective hedges from an economic standpoint, the Company has not applied hedge accounting under ASC 815.

The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company has certain variable annuity guaranteed living benefit (GLB) products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under ASC 944-40, Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits, and embedded derivatives accounted for under ASC 815 and ASC 820, Fair Value Measurements (ASC 820). The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.

In addition, the Company is party to coinsurance with funds withheld reinsurance arrangements. Under ASC 815, the Company’s reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld reinsurance arrangement has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the risk associated with the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld reinsurance arrangement is equal to the value of the unrealized gain or loss on the designated investments.

The Company has entered into currency forwards, and had previously on occasion entered into currency swaps, that are contracts in which the Company agrees with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company uses currency forwards to reduce market risks related to fluctuations in currency exchange rates with respect to investments or liabilities held and denominated in foreign currencies.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

Effective July 1, 2020, the Company has elected hedge accounting under ASC 815 for certain foreign currency denominated available for sale securities (the Hedged Item). The following table presents the balance sheet classification and carrying amount for items designated and qualifying as Hedged Items in fair value hedges as of December 31:

	Carrying Amount of the Hedged Assets
Balance Sheet Line Item	2022	2021

	(In Thousands)
Fixed maturities, available for sale	2,094,494	1,401,129

The following table presents the gains and losses on derivatives and the related hedged items in fair value hedges for the year ended December 31:

			Location and Amount of Gain or (Loss) Recognized in Income on Fair Value Hedging Relationship
(In thousands)
			Hedging Derivatives		Hedged Items
Derivatives designated as hedging instruments	Hedged Items	Year	Gains (losses) excluded from Effectiveness Testing (1)(2)	Gains (losses) included in Effectiveness Testing (2)	Gains (losses) (2)
Foreign currency forwards	Fixed maturity	2022	72,702	114,197	(114,197)
Foreign currency forwards	Fixed maturity	2021	(9,378)	55,484	(55,484)
Foreign currency forwards	Fixed maturity	2020	(6,705)	(61,295)	61,295

(1)

Gains (losses) excluded from effectiveness testing includes the forward point on foreign currency forwards. The Company has elected to record changes in estimated fair value of excluded components in earnings.

(2)

Gains and losses are reported in the Consolidated Statements of Operations as Net realized/unrealized gains (losses), excluding impairment losses on available for sale securities (foreign currency forwards).

The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In an interest rate swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional amount.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.

Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The notional amounts and fair value of the Company’s call options, swaps, and currency forwards by counterparty as of December 31 are as follows:

			2022
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities

			(In Thousands)
Barclays Bank PLC	A	A1	$2,188,068	$34,294	$7,419
BNP Paribas	A +	Aa3	1,159,415	16,887	1,836
Bank of America, N.A.	A +	Aa2	737,970	20,163	—
Bank of Montreal	A +	Aa2	2,383,263	60,395	—
Canadian Imperial Bank of Commerce	A +	Aa2	1,728,988	132,778	35,103
Citibank, N.A.	A +	Aa3	3,283,398	257,965	111,749
Goldman Sachs International	A +	A1	392,046	5,324	1,947
JPMorgan Chase Bank, N.A.	A +	Aa2	2,349,933	32,081	—
Morgan Stanley & Co International PLC	A +	Aa3	2,045,795	11,248	6,915
Morgan Stanley Capital Services LLC	A +	Aa3	1,473,008	54,655	4,994
Natixis, SA	A	A1	544,855	78,436	48,589
NatWest Markets PLC	A -	A2	53,089	5,597	—
Royal Bank of Canada	AA -	A2	942,493	16,396	—
Societe Generale	A	A1	188,989	4,705	—
UBS AG	A +	Aa3	1,716,388	16,735	—
Exchange Traded/Centrally Cleared	N/A	N/A	4,615,228	41,226	23,062

			$25,802,926	$788,885	$241,614

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

			2021
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities

			(In Thousands)
Barclays Bank PLC	A	A1	$2,210,832	$90,092	$169
BNP Paribas	A +	Aa3	1,950,665	54,569	1
Bank of America, N.A.	A +	Aa2	996,356	46,691	806
Canadian Imperial Bank of Commerce	A +	Aa2	1,584,589	100,350	84,404
Citibank, N.A.	A +	Aa3	2,763,664	132,613	35,306
Goldman Sachs International	A +	A1	292,339	11,597	—
JPMorgan Chase Bank, N.A.	A +	Aa2	1,851,124	80,024	2,073
Morgan Stanley & Co International PLC	A +	Aa3	3,223,086	153,227	2,862
Morgan Stanley Capital Services LLC	A +	Aa3	1,848,178	136,442	169
Natixis, SA	A	A1	810,429	9,029	10,055
NatWest Markets PLC	A -	A2	96,847	2,094	384
Royal Bank of Canada	AA -	A2	206,875	5,287	—
Societe Generale	A	A1	184,782	10,077	—
UBS AG	A +	Aa3	1,289,526	50,975	—
Exchange Traded/Centrally Cleared	N/A	N/A	5,505,663	117,013	2,976

			$24,814,955	$1,000,080	$139,205

Collateral posted by counterparties at December 31, 2022 and 2021, applicable to derivative instruments, was $512.6 million and $766.4 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments. This collateral is restricted as to its use. The obligation to repay the collateral is reflected in option collateral on the consolidated balance sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2022 and 2021, the balance of this account was $82.2 million and $80.2 million, respectively, and is reflected on the consolidated balance sheets in other assets. The Company has not entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The estimated fair value of net derivatives after the application of master netting agreements and collateral as of December 31 were as follows:

	2022
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount

	(In Thousands)
Derivative asset	$788,885	$(241,614)	$(512,639)	$34,632
Derivative liabilities	241,614	(241,614)	(4,970)	(4,970)

	2021
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount

	(In Thousands)
Derivative asset	$1,000,080	$(138,180)	$(766,402)	$95,498
Derivative liabilities	139,205	(138,180)	(420)	605

The gross amount recognized for derivative assets are reported in call options or other invested assets on the consolidated balance sheets. The gross amount recognized for derivative liabilities are reported in other liabilities on the consolidated balance sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the consolidated balance sheets. The derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 is as follows:

	Derivative Asset		Derivative Liability
	2022	2021	2022	2021	Balance reported in

	(In Thousands)
Derivatives designated as hedging instruments under Subtopic 815-20
Currency forwards	$182,630	$20,542	$17,655	$42,467	Other invested assets and other liabilities

Derivatives not designated as hedging instruments under Subtopic 815-20
Interest rate swaps and total return swaps	$23,573	$28,525	30,964	$2,218	Other invested assets and other liabilities
Call options	330,501	820,333	9,605	5,910	Call options and other liabilities
Currency forwards	251,424	127,878	174,213	87,375	Other invested assets and other liabilities
Futures	757	2,802	674	1,235	Other invested assets and other liabilities
Interest rate cap	—	—	8,503	—	Other invested assets and other liabilities
Other derivatives	22,700	61,113	—	—	Other invested assets and other liabilities

Total derivative financial instruments	$811,585	$1,061,193	$241,614	$139,205

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$4,140	$9,284	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	1,873,472	2,236,850	Policy reserves and annuity account values
Funds withheld receivable	(22,163)	—	—	—	Accounts receivable
Funds withheld liability	—	—	(414,915)	117,520	Funds withheld liability
Reinsurance contracts	388,398	462,687	55,598	—	Reinsurance recoverable and other liabilities

Total embedded derivative financial instruments	$366,235	$462,687	$1,518,295	$2,363,654

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following table shows the change in the fair value of the derivative financial instruments, excluding fixed index annuity contracts, in the consolidated statements of operations for the years ended:

	Year Ended December 31,
	2022	2021	2020	Change of fair value reported in

	(In Thousands)
Derivatives:
Call options	$(664,929)	$563,483	$88,321	Change in fair value of options, futures and swaps
Futures	(11,214)	3,188	(1,313)	Change in fair value of options, futures and swaps
Interest rate swaps and total return swaps	(8,205)	39,164	1,788	Change in fair value of options, futures and swaps
Interest rate cap	(4,463)	—	—	Change in fair value of options, futures and swaps
Other derivatives	(38,598)	35,177	—	Change in net realized/unrealized gains (losses)

Change in fair value of options, futures and swaps	$(727,409)	$641,012	$88,796

Change in currency forwards and swaps designated for hedging	$164,974	$46,106	$(68,000)
Change in currency forwards, swaps and other derivatives not designated for hedging	39,755	65,409	22,142

Change in currency forwards and swaps	$204,729	$111,515	$(45,858)	Change in net realized/unrealized gains (losses)

Embedded derivatives:
GMWB and GMAB reserves	$(5,144)	$(2,885)	$1,306	Other benefits
Commission assignment	—	—	4,948	Other benefits
Funds withheld receivable	(22,163)	—	—	Change in net realized/unrealized gains (losses)
Funds withheld liability	531,398	(27,900)	(2,664)	Change in net realized/unrealized gains (losses)

Total change in embedded derivative financial instruments	$504,091	$(30,785)	$3,590

The changes in fair value of fixed index annuity contracts embedded derivative and related benefits is comprised of the following for the years ended:

	Year Ended December 31,
	2022	2021	2020	Change of fair value reported in

	(In Thousands)
Fixed index annuities - embedded derivatives	$(539,723)	$144,875	$(115,673)	Change in fixed index annuity embedded derivative and related benefits
Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting	184,761	(284,224)	37,966	Change in fixed index annuity embedded derivative and related benefits

	$(354,962)	$(139,349)	$(77,707)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 14.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs

An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Balance at beginning of period	$779,546	$836,477	$555,029
Cost deferred	336,381	151,587	446,737
Imputed interest	28,702	18,640	16,590
Amortized to expense	(99,629)	(211,466)	(178,446)
Effect of unrealized (gains) losses	256,251	(15,692)	(3,433)

Balance at end of period	$1,301,251	$779,546	$836,477

The costs deferred shown above contain the initial ceded deferred policy acquisition costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

6. Deferred Sales Inducement Costs

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Balance at beginning of period	$241,262	$274,749	$207,887
Costs deferred	117,083	6,350	85,677
Imputed interest	6,886	4,957	4,539
Amortized to expense	(28,618)	(39,066)	(30,029)
Effect of unrealized (gains) losses	48,967	(5,728)	6,675

Balance at end of period	$385,580	$241,262	$274,749

The costs deferred shown above contain the initial ceded deferred sales inducements costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired

The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Balance at beginning of period	$1,029,077	$1,165,602	$1,306,341
Costs deferred	—	45,437	—
Imputed interest	23,545	21,212	26,443
Amortized to expense	(19,503)	(181,884)	(177,682)
Effect of unrealized (gains) losses	135,193	(21,290)	10,500

Balance at end of period	$1,168,312	$1,029,077	$1,165,602

The costs deferred shown above include the initial cost of reinsurance on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

The remaining weighted average amortization period is 34 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 1.80% for the year ended December 31, 2022, 1.88% for the year ended December 31, 2021, and 1.99% for the year ended December 31, 2020.

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:

2023	$122,944
2024	124,391
2025	119,447
2026	105,130
2027	96,277

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets

Property and Equipment

The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2022	2021

	(In Thousands)
Land and improvements	$7,279	$7,279
Building	52,162	51,784
Furniture	64	25
Data processing equipment	260	—
Computer software	793	792

	60,558	59,880
Less accumulated depreciation	(13,451)	(11,223)

Net property and equipment	$47,107	$48,657

Accumulated depreciation deducted from investment in real estate amounted to $12.8 million and $10.8 million at December 31, 2022 and 2021, respectively.

Airplane

In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leases the airplane under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method. The estimated productive life of the asset was reduced in 2021, as a change in accounting estimate, from 25 years to 17 years. The asset is included in other invested assets on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets (continued)

The following is a summary of the asset held at cost less accumulated depreciation as of December 31:

	2022	2021

	(In Thousands)
Airplane	$124,644	$124,644
Less accumulated amortization	(40,071)	(30,185)

Carrying value	$84,573	$94,459

Depreciation on the asset for the years ended December 31, 2022, 2021 and 2020 was $9.9 million, $9.9 million and $5.2 million, respectively, and is included in commissions and other operating expenses in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

	Pretax	Tax	After-Tax

	(In Thousands)
Other comprehensive income (loss) for the year ended December 31, 2020:
Net unrealized gains (losses) on available for sale securities	$109,099	$(22,911)	$86,188
Foreign exchange adjustments on available for sale and equity method investments	(7,558)	1,587	(5,971)
Reclassification adjustment for (gains) losses included in net income	(116,695)	24,506	(92,189)
OTTI losses recognized in earnings and other comprehensive income (loss)	16,165	(3,395)	12,770
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	13,742	(2,886)	10,856
Policy reserves and annuity account values	77,035	(16,177)	60,858

Total other comprehensive income (loss) for the year ended December 31, 2020	$91,788	$(19,276)	$72,512

Other comprehensive income (loss) for the year ended December 31, 2021
Net unrealized gains (losses) on available for sale securities	$497,066	$(104,384)	$392,682
Foreign exchange adjustments on available for sale and equity method investments	(10,219)	2,146	(8,073)
Reclassification adjustment for (gains) losses included in net income	(236,670)	49,702	(186,968)
OTTI losses recognized in earnings and other comprehensive income (loss)	19,465	(4,088)	15,377
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(42,710)	8,968	(33,742)
Policy reserves and annuity account values	(62,826)	13,193	(49,633)

Total other comprehensive income (loss) for the year ended December 31, 2021	$164,106	$(34,463)	$129,643

Other comprehensive income (loss) for the year ended December 31, 2022:
Net unrealized gains (losses) on available for sale securities	$(2,250,543)	$472,614	$(1,777,929)
Foreign exchange adjustments on available for sale and equity method investments	(5,432)	1,141	(4,291)
Reclassification adjustment for (gains) losses included in net income	27,796	(5,836)	21,960
OTTI losses recognized in earnings and other comprehensive income (loss)	5,659	(1,188)	4,471
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	440,411	(92,486)	347,925
Policy reserves and annuity account values	335,566	(70,470)	265,096

Total other comprehensive income (loss) for the year ended December 31, 2022	$(1,446,543)	$303,775	$(1,142,768)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss) (continued)

Accumulated Other Comprehensive Income (Loss)

	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)

	(In Thousands)
Accumulated other comprehensive income (loss) at January 1, 2020	$13,344	$24,915	$38,259

Other comprehensive income (loss) before reclassifications	(5,971)	157,902	151,931
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(79,419)	(79,419)

Accumulated other comprehensive income (loss) at December 31, 2020	7,373	103,398	110,771

Other comprehensive income (loss) before reclassifications	(8,073)	309,307	301,234
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(171,591)	(171,591)

Accumulated other comprehensive income (loss) at December 31, 2021	(700)	241,114	240,414

Other comprehensive income (loss) before reclassifications	(4,291)	(1,164,908)	(1,169,199)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	26,431	26,431

Accumulated other comprehensive income (loss) at December 31, 2022	$(4,991)	$(897,363)	$(902,354)

(1)

The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) and income tax expense in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance

Principal reinsurance assumed transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Reinsurance assumed:
Premiums received	$23,201	$13,391	$12,964

Commissions paid	$3,978	$1,104	$2,309

Claims paid	$15,494	$11,221	$6,424

Surrenders paid	$106,135	$61,596	$56,183

Principal reinsurance ceded transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Reinsurance ceded:
Premiums paid	$1,293,191	$166,444	$39,386

Commissions received	$113,459	$13,371	$1,418

Claim recoveries	$134,130	$69,925	$63,382

Surrenders recovered	$679,159	$114,401	$112,016

At December 31, 2022 and 2021, the Company had reinsurance recoverable receivables totaling $7,481.8 million and $7,023.3 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.

The increase in reinsurance recoverable is primarily related to the ceding of certain fixed annuity and fixed index annuity liabilities to SkyRidge Re Limited (SkyRidge Re), an insurance company licensed in Bermuda. The liabilities subject to the agreement are (i) liabilities on policies in-force as of November 30, 2021 and (ii) liabilities on policies as they are written through 2024. The amount ceded to SkyRidge Re as of the November 30, 2021 inception date was $4.8 billion. The policies reinsured by SkyRidge Re represented reserves of $5.9 billion as of December 31, 2022.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

The SkyRidge Re reinsurance agreement was the primary driver of the increase in the value of the Company’s funds withheld and held liability. As of December 31, 2022 and 2021, the value of the Company’s funds withheld and held liability under all its reinsurance agreements was $6,008.0 million and $5,686.6 million, respectively.

As of December 31, 2022 and 2021, the Company had $892.7 million and $1,010.4 million, respectively, of reserves ceded that were uncollateralized by the assuming reinsurer.

In December 2021, the Company entered into an agreement with National Guardian Life Insurance Company (“NGL”) under which the Company reinsured blocks of life and annuity policies from NGL. The policies reinsured by the Company represented reserves of approximately $379.2 million. The transaction had an effective date of December 31, 2021.

Life insurance in force ceded at December 31, 2022 and 2021 was $1,815.4 million and $1,897.2 million, respectively. Life reserves ceded at December 31, 2022 and 2021 was $578.7 million and $575.8 million, respectively.

Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that were issued in 2018 through the first half of 2020. Under this excess of loss agreement, if those annuity holders continue to make lifetime income withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years from the issue date of each contract cohort), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities

The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:

	2022	2021

	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$28,918,833	$28,530,815
Liabilities for group annuities	517,630	525,779
Funding agreements	1,139,483	968,993
Other investment-type insurance contract liabilities	1,687	2,064

Total investment-type insurance contract liabilities	30,577,633	30,027,651
Life and other reserves	7,671,515	7,217,279

Total policy reserves and annuity account values	$38,249,148	$37,244,930

General account funding agreements

The Company has issued general account funding agreements of $1,139.5 million and $969.0 million at December 31, 2022 and 2021, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts.

In May 2021, SBLIC established a $2.0 billion program for a trust, Security Benefit Global Funding, to periodically issue funding agreement-backed notes (FABNs). Security Benefit Global Funding is not an affiliate or related party of the Company. These notes are backed by funding agreements issued by SBLIC to the trust. In May 2021, the trust issued its first series (2021-1), 1.250% Fixed Rate Notes in the principal amount of $500.0 million, due 2024. The funding agreement liability had a carrying amount of $500.8 million and $500.8 million at December 31, 2022 and 2021, respectively, which is included in policy reserves and annuity account values on the consolidated balance sheets.

The remaining $638.7 million and $468.2 million as of December 31, 2022 and 2021, respectively, of general account funding agreements have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

Separate account funding agreements

The Company issued separate account funding agreements to certain related parties whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2022 and 2021, separate account investments funded through these agreements were $2,105.3 million and $1,897.7 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreement was issued.

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:

	2022			2021
	Account Value	Net Amount	Weighted- Average Attained Age	Account Value	Net Amount	Weighted- Average Attained Age
		at Risk			at Risk

	(Dollars in Millions)
Rollup GMDB	$506	$218	77	$563	$215	77

The determination of the value of the GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.

As of December 31, 2022 and 2021, the reserve liability for the GLWB guarantee on fixed index annuities was $2,658.1 million and $2,867.4 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $35.8 million and $42.4 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

	2022			2021
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(Dollars in Millions)
Return of premium	$1,176	$16	67	$1,534	$10	66
Reset	130	—	62	167	—	61
Roll-up	84	49	74	111	37	73
Step-up	3,621	86	70	4,205	28	69
Combo	64	20	76	86	11	76

Subtotal	5,075	171	70	6,103	86	68

Enhanced	3	—	72	4	—	71

Total GMDB	$5,078	$171	70	$6,107	$86	68

The determination of the value of the GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2022 and 2021 was $6.8 million and $10.0 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2022 and 2021 was $16.7 million and $16.9 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2022 and 2021 was $2.6 million and $6.5 million, respectively. These liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The components of index credits and interest credited to account balances are summarized as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Index credits	$167,117	$649,132	$300,965
Interest credited to account balances	237,201	272,571	294,246

	$404,318	$921,703	$595,211

12. Income Taxes

The Company is included in a consolidated Non-Life/Life federal income tax return filed by SBC. The Company is no longer subject to U.S. federal and generally state examinations by tax authorities for the years before 2018. The Internal Revenue Service completed its examination of the Company’s federal tax returns for tax years 2013 through 2018 resulting in minimal adjustments.    The State of Illinois has commenced an audit of the Company’s 2019 and 2020 state income tax returns.

Under a tax sharing agreement between SBC and certain of its related parties, SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, the Company had a receivable from SBC of $35.6 million and $30.5 million at December 31, 2022 and 2021, respectively, for taxes, which is included in other liabilities/assets on the consolidated balance sheets.

The Company’s subsidiary, SARC, has a separate tax sharing agreement with SBC. Under the separate tax sharing agreement, SARC’s losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

As of December 31, 2022 and 2021, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The Company recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2022, 2021 and 2020.

Income tax expense consists of the following for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Current income tax expense	$260,911	$149,969	$119,148
Deferred income tax (benefit) expense	(7,709)	127,657	(2,638)

Income tax expense	$253,202	$277,626	$116,510

The Company’s deferred tax asset position includes $555.0 million of federal net operating loss carryforwards. The entire NOL is related to SARC losses.

The Company had no NOLs in 2022 for any states in which it is required to file an income tax return.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Federal income tax expense computed at statutory rate	$266,297	$283,629	$123,127
Increases (decreases) in taxes resulting from:
Dividends received deduction	(3,637)	(4,856)	(2,534)
Prior period adjustments	(6,615)	2,066	(1,022)
Tax exempt interest	(364)	(348)	(336)
Other	(2,479)	(2,865)	(2,725)

Income tax expense	$253,202	$277,626	$116,510

“Other” in the above table includes state income taxes, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2022	2021

	(In Thousands)
Deferred income tax assets:
Future policy benefits	$180,816	$439,329
Net unrealized loss on derivatives	61,299	—
Net unrealized capital loss on investments	395,548	—
Credit carryover	8,666	8,666
Rider fee	10,909	11,532
Net operating loss carryforward	116,556	111,213
Other	68,966	42,242

Total deferred income tax assets	842,760	612,982

Deferred income tax liabilities:
Net unrealized gain on derivatives	—	29,068
Deferred policy acquisition costs and deferred sales inducements	418,813	239,503
Net unrealized capital gain on investments	—	71,181
Investments	43,856	206,339
Value of business acquired	209,195	208,705
Depreciation	23,837	26,044
Other	5,896	2,461

Total deferred income tax liabilities	701,597	783,301

Net deferred income tax assets (liabilities)	$141,163	$(170,319)

The oldest credit carryover will expire in 2029 and relates to general business credits.

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2022 and 2021.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Goodwill

As of December 31, 2022 and 2021, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually for SBLIC. As a result of the December 31, 2022 and 2021 annual impairment test, the Company determined that no impairment of goodwill was necessary.

14. Fair Value Measurements

Fair Value Hierarchy

In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Determination of Fair Value

Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.

Cash equivalents

Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.

Fixed maturity investments

The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.

The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Equity securities

Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.

Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

Short-term investments

Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.

Call options, currency forwards, swaps, and futures

Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Other derivatives

Certain other derivatives are valued with models that use inputs which are unobservable in the market and are included in Level 3.

Separate account assets

Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.

Embedded derivatives - reinsurance contracts

The fair value of the reinsurance contract embedded derivatives is estimated based on the fair value of the assets supporting the funds withheld reinsurance liability under the coinsurance funds withheld arrangement or based on the fair value of the investment contract guarantee embedded derivative. These assets/liabilities are included in Level 3.

Embedded derivatives – GMWB and GMAB reserves

The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Embedded derivatives – funds withheld liability

The Company estimates the fair value of the embedded derivative based on the change in the fair value of the assets supporting the funds withheld liability under the coinsurance funds withheld agreement. This liability is included in Level 3.

Embedded derivatives – fixed index annuity contracts

Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period. The guarantee is reset on each fifth policy anniversary while in the accumulation phase. The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value. Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Assets and Liabilities Measured and Reported at Fair Value

The following table presents categories measured at fair value on a recurring basis:

	December 31, 2022
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets:
Cash equivalents	$12,806	$12,806	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	43,978	—	43,978	—
Obligations of government-sponsored enterprises	117,835	—	117,835	—
Corporate	18,627,550	—	2,120,625	16,506,925
Municipal obligations	16,115	—	5,332	10,783
Commercial mortgage-backed	55,019	—	55,019	—
Residential mortgage-backed	14,257	—	14,257	—
Collateralized debt obligations	7,805	—	7,805	—
Collateralized loan obligations	12,262,609	—	8,741,105	3,521,504
Redeemable preferred stock	20,650	—	—	20,650
Other asset backed	1,930,338	—	553,160	1,377,178

Total fixed maturity investments	33,096,156	—	11,659,116	21,437,040
Equity securities:
Consumer	322,998	285,128	2,366	35,504
Mutual funds	4,218	4,218	—	—
Preferred stocks	283,212	—	15,157	268,055

Total equity securities	610,428	289,346	17,523	303,559

Short-term investments	692,835	—	692,835	—
Call options	330,501	7,275	323,226	—
Currency forwards and swaps	434,054	—	434,054	—
Interest rate swaps and total return swaps	23,573	11,854	11,719	—
Futures	757	757	—	—
Other derivatives	22,700	236	—	22,464
Embedded derivatives - reinsurance contracts	388,398	—	—	388,398
Embedded derivatives - funds withheld receivable	(22,163)	—	—	(22,163)
Separate account assets	5,131,121	3,025,821	—	2,105,300

Total assets	$40,721,166	$3,348,095	$13,138,473	$24,234,598

Liabilities:
Call options	$9,605	$2,690	$6,915	$—
Currency forwards and swaps	191,868	—	191,868	—
Interest rate swaps and total return swaps	30,964	14,942	16,022	—
Futures	674	674	—	—
Interest rate caps	8,503	—	8,503	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	4,140	—	—	4,140
Funds withheld liability	(414,915)	—	—	(414,915)
Reinsurance contracts	55,598	—	—	55,598
Fixed index annuity contracts	1,873,472	—	—	1,873,472

Total liabilities	$1,759,909	$18,306	$223,308	$1,518,295

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2021
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets:
Cash equivalents	$30,499	$30,499	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	58,834	—	58,834	—
Obligations of government-sponsored enterprises	172,553	—	172,553	—
Corporate	16,172,983	—	3,137,517	13,035,466
Municipal obligations	44,229	—	34,763	9,466
Commercial mortgage-backed	76,544	—	72,388	4,156
Residential mortgage-backed	8,454	—	8,454	—
Collateralized debt obligations	7,683	—	7,683	—
Collateralized loan obligations	12,486,541	—	9,285,076	3,201,465
Redeemable preferred stock	283,386	—	25,000	258,386
Other asset backed	2,591,763	—	856,409	1,735,354

Total fixed maturity investments	31,902,970	—	13,658,677	18,244,293
Equity securities:
Consumer	355,749	307,162	163	48,424
Mutual funds	4,610	4,610	—	—
Preferred stocks	278,758	—	20,319	258,439

Total equity securities	639,117	311,772	20,482	306,863

Short-term investments	452,537	—	426,197	26,340
Call options	820,333	74,486	745,847	—
Currency forwards and swaps	148,420	—	148,420	—
Interest rate swaps and total return swaps	28,525	22,754	5,771	—
Futures	2,802	2,802	—	—
Other derivatives	61,113	—	—	61,113
Embedded derivatives - reinsurance contracts	462,687	—	—	462,687
Separate account assets	5,707,444	3,809.744	—	1,897,700

Total assets	$40,256,447	$4,252,057	$15,005,394	$20,998,996

Liabilities:
Call options	$5,910	$2,090	$3,820	$—
Currency forwards and swaps	129,842	—	129,842	—
Interest rate swaps and total return swaps	2,218	1,739	479	—
Futures	1,235	1,235	—	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	9,284	—	—	9,284
Funds withheld liability	117,520	—	—	117,520
Fixed index annuity contracts	2,236,850	—	—	2,236,850

Total liabilities	$2,502,859	$5,064	$134,141	$2,363,654

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Changes in Level 3 Fair Value Measurements

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2022 is as follows:

		Total Realized/Unrealized Gains and Losses
	Balance at January 1, 2022	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2022	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$13,035,466	$(43,916)	$(852,005)	$2,367,308	$2,000,072	$16,506,925	$(277)	$(697,267)
Municipal obligations	9,466	970	(5,230)	(8,516)	14,093	10,783	—	(1,360)
Commercial mortgage-backed	4,156	(92)	(226)	(3,838)	—	—	—	—
Collateralized loan obligations	3,201,465	(2,405)	(143,803)	482,087	(15,840)	3,521,504	—	(138,436)
Redeemable preferred stock	258,386	(2,241)	(22,226)	(238,269)	25,000	20,650	—	(3,840)
Other asset backed	1,735,354	2,231	(49,880)	(310,527)		1,377,178	—	(39,000)

Total fixed maturity investments	18,244,293	(45,453)	(1,073,370)	2,288,245	2,023,325	21,437,040	(277)	(879,903)

Equity securities:
Consumer	48,424	(7,554)	—	(5,366)		35,504	(11,951)	—
Preferred stock	258,439	(103,378)	—	112,994		268,055	(103,378)	—

Total equity securities	306,863	(110,932)	—	107,628	—	303,559	(115,329)	—

Short-term investments	26,340	—	—	—	(26,340)	—	—	—
Other derivatives	61,113	(38,650)	—	—	—	22,463	—	—
Embedded derivatives:
Reinsurance contracts	462,687	(197,140)	—	122,851	—	388,398	—	—
Funds withheld receivable	—	(22,163)	—	—	—	(22,163)	—	—
Separate account assets(2)	1,897,700	207,600	—	—	—	2,105,300	—	—

Total assets	$21,060,109	$(206,738)	$(1,073,370)	$2,518,724	$1,996,985	$24,295,710	$(115,606)	$(879,903)

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$9,284	$(5,144)	$—	$—	$—	$4,140	$—	$—
Funds withheld liability	117,250	(532,165)	—	—	—	(414,915)	—	—
Reinsurance contracts	—	(30,678)	—	86,276	—	55,598	—	—
Fixed index annuity contracts	2,236,850	(735,651)	—	372,273	—	1,873,472	—	—

Total liabilities	$2,363,384	$(1,303,638)	$—	$458,549	$—	$1,518,295	$—	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)

Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2022 is as follows:

	Purchases	Issuances	Sales	Settlements	Net

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,509,924	$344,409	$4,558,913	$928,112	$2,367,308
Municipal obligations	3,136	—	11,390	262	(8,516)
Commercial mortgage-backed	—	—	3,812	26	(3,838)
Collateralized loan obligations	1,581,537	—	149,986	949,464	482,087
Other asset backed	48,634	986	89,738	270,409	(310,527)
Redeemable preferred stock	—	—	238,269	—	(238,269)

Total fixed maturity investments	9,143,231	345,395	5,052,108	2,148,273	2,288,245

Equity securities:
Consumer	—	—	5,366	—	(5,366)
Preferred stock	112,994	—	—	—	112,994

Total equity securities	112,994	—	5,366	—	107,628
Short-term investments	—	—	—	—	—
Embedded derivatives - reinsurance contracts	—	128,318		5,467	122,851

Total assets	$9,256,225	$473,713	$5,057,474	$2,153,740	$2,518,724

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$436,270	$—	$63,997	$372,273
Reinsurance contracts	—	86,276	—	—	86,276

Total liabilities	$—	$522,546	$—	$63,997	$458,549

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2021 is as follows:

		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2021	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2021	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$10,673,549	$(16,969)	$6,987	$2,045,111	$326,788	$13,035,466	$(193)	$26,562
Municipal obligations	9,791	—	(182)	(143)	—	9,466	—	(182)
Commercial mortgage-backed	6,354	12	(186)	(2,752)	728	4,156	—	(225)
Collateralized loan obligations	981,678	(57)	2,581	1,371,096	846,167	3,201,465	—	355
Redeemable preferred stock	369,404	(703)	24,685	(135,000)	—	258,386		19,629
Other asset backed	2,005,307	(1,599)	37,684	(301,347)	(4,691)	1,735,354	—	(5,000)

Total fixed maturity investments	14,046,083	(19,316)	71,569	2,976,965	1,168,992	18,244,293	(193)	41,139

Equity securities:
Consumer	501	21,655	—	1,268	25,000	48,424	7,563	—
Preferred stock	204,721	34,018	—	—	19,700	258,439	34,018	—

Total equity securities	205,222	55,673	—	1,268	44,700	306,863	41,581	—
Short-term investments	5,346	—	584	20,410	—	26,340	—	530
Other invested assets	—	35,177	—	25,936	—	61,113	35,177
Embedded derivatives -reinsurance contracts	3,340	(1,030)	—	460,377	—	462,687	—
Separate account assets(2)	1,866,500	31,200	—	—	—	1,897,700	—	—

Total assets	$16,126,491	$101,704	$72,153	$3,484,956	$1,213,692	$20,998,996	$76,565	$41,669

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$12,169	$(2,885)	$—	$—	$—	$9,284	$—	$—
Funds withheld liability	7,508	27,900	—	82,112	—	117,520	—	—
Fixed index annuity contracts	1,760,729	144,416	—	331,705	—	2,236,850	—	—

Total liabilities	$1,780,406	$169,431	$—	$413,817	$—	$2,363,654	$—	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)

Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The detail of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2021 is as follows:

	Purchases	Issuances	Sales	Settlements	Net

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,553,488	$210,171	$5,127,485	$591,063	$2,045,111
Municipal obligations	—	—	—	143	(143)
Commercial mortgage-backed	—	—	—	2,752	(2,752)
Collateralized loan obligations	2,531,382	—	14,504	1,145,782	1,371,096
Other asset backed	38,483	4,287	39,207	304,910	(301,347)
Redeemable preferred stock	89,745	—	224,745	—	(135,000)

Total fixed maturity investments	10,213,098	214,458	5,405,941	2,044,650	2,976,965
Equity securities:
Consumer	26,268	—	25,000	—	1,268
Preferred stock	204,400	—	204,400	—	—

Total equity securities	230,668	—	229,400	—	1,268
Short-term investments	26,121	58	—	5,769	20,410
Other derivatives	—	25,936	—	—	25,936
Embedded derivatives - reinsurance contracts	—	460,604	—	227	460,377

Total assets	$10,469,887	$701,056	$5,635,341	$2,050,646	$3,484,956

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$383,059	$—	$51,354	$331,705
Funds withheld liability	—	82,112	—	—	82,112

Total liabilities	$—	$465,171	$—	$51,354	$413,817

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Transfers

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2022 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$2,000,072	$—
Municipal obligations	14,093	—
Collateralized loan obligations	61,660	(77,500)
Redeemable preferred stock	25,000	—

Total fixed maturity investments	$2,100,825	$(77,500)

Short-term investments	—	(26,340)

Total assets	$2,100,825	$(103,840)

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2021 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$326,788	$—
Collateralized debt obligations	1,079	(351)
Collateralized loan obligations	846,167	—
Other asset backed	45,000	(49,691)

Total fixed maturity investments	$1,219,034	$(50,042)

Equity securities:
Consumer	$25,000	$—
Preferred stock	19,700	—

Total equity securities	$44,700	$—

The majority of the assets transferred into Level 3 during 2022 and 2021 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2022 and 2021 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.

	As of December 31, 2021
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$10,705,191	Discount Model	Credit Spread	69 - 1836 [347] basis points (bps)
	103,333		Discount Rate	3.26% - 10.50% [4.54%]
	16,496		Weighted Average Cost of Capital	6.75%
	1,642		Yield	3.40%
	1,146,903	Waterfall	Cashflows
	828,731	Spread Duration	Credit Spread	254 - 767 [377] bps
	1,166	Market Comparables	Broadcast cash flow (BCF) multiple	6.62x
Municipal obligations	9,466	Discount Model	Credit Spread	413 bps
Collateralized loan obligations	48,956	Discount Model	Discount Rate	3.00% - 10.00% [7.32%]
	446	Residual Equity	Residual Equity
Redeemable preferred stock	105,485	Market Comparables	Price/Book Multiple	1.25x
Other asset backed	1,036,376	Discount Model	Credit Spread	206 - 1278 [336] bps
	492,299		Market Yield	2.79% - 9.25% [4.43%]
	28,400		Discount Rate	1.76%
	19,947	Spread Duration	Credit Spread	116 bps

Total fixed maturity investments	14,544,837
Short-term investments	19,204	Discount Model	Credit Spread	236 - 485 [329] bps
	1,166	Spread Duration	Credit Spread	767 bps
Equity securities:
Common stock - Financial	38,685	Market Comparables	Price/Adjusted Funds from Operations Average Cap Rate	19.14x 4.80%
Preferred stock	20,520	Discount Model	Credit Spread	458 bps

Total equity securities	59,205
Embedded derivatives - reinsurance contracts	462,687	See Note (1)
Separate account assets	1,897,700	Revenue Multiples	Projected Revenues	6.5x
		Discounted Cash Flow	Discount Rate	70 - 800 [475] bps
		See Note (3)

Total assets	$16,984,799	See Note (2)

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$9,284	Discounted Cash Flow	Own credit spread	1.35%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	117,520	See Note (1)
Fixed index annuity contracts	2,236,850	Discounted Cash Flow	Own credit spread	2.26%
			Risk margin	0.05% - 0.24%

Total liabilities	$2,363,654

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability and the fair value of the investment guarantee embedded derivative.
(2)	The tables above exclude certain securities for which the fair value of $536.5 million and $4,157.9 million as of December 31, 2022 and 2021, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2022 and 2021 was determined through a third party valuation of the fair value of the underlying investments.
(4)	Unobservable inputs were weighted by the relative fair value of the instruments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.

Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.

Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.

Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Measurement Alternative for Measuring Equity Investments

The Company accounts for certain equity investments without readily determinable fair values under the measurement alternative. There were no impairments or adjustments to the carrying value for the years ended December 31, 2022 and 2021.

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:

	December 31, 2022
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets (liabilities)
Mortgage loans	$785,987	$745,541	$—	$—	$745,541
Notes receivable from related parties	1,692,107	1,692,107	—	1,632,087	60,020
Policy loans	66,308	66,374	—	—	66,374
Business-owned life insurance	24,331	24,331	—	—	24,331
Company-owned life insurance	43,481	43,481	—	—	43,481
Supplementary contracts without life contingencies	(136,361)	(127,034)	—	—	(127,034)
Individual and group annuities	(8,447,826)	(7,938,252)	—	—	(7,938,252)
Debt from consolidated VIEs	(148,779)	(198,585)	—	—	(198,585)
Surplus notes	(115,367)	(111,141)	—	—	(111,141)
Separate account liabilities	(5,131,121)	(5,131,121)	(3,025,821)	—	(2,105,300)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2021
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets (liabilities)
Mortgage loans	$998,900	$1,026,022	$—	$—	$1,026,022
Notes receivable from related parties	2,834,303	2,834,303	—	2,605,228	229,075
Policy loans	68,386	68,455	—	—	68,455
Business-owned life insurance	23,845	23,845	—	—	23,845
Company-owned life insurance	52,324	52,324	—	—	52,324
Supplementary contracts without life contingencies	(181,501)	(182,098)	—	—	(182,098)
Individual and group annuities	(8,579,990)	(8,717,364)	—	—	(8,717,364)
Debt from consolidated VIEs	(192,429)	(375,522)	—	—	(375,522)
Surplus notes	(116,379)	(146,639)	—	—	(146,639)
Mortgage debt	(2,087)	(2,087)	—	—	(2,087)
Separate account liabilities	(5,707,444)	(5,892,007)	(3,994,307)	—	(1,897,700)

15. Commitments and Contingencies

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $688.7 million, of which $31.5 million is with related parties, as of December 31, 2022, as required by the general partner. The Company had committed up to $4,044.4 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2022, of which $967.8 million is with related parties or securitizations in which related parties act as collateral managers. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $1,876.4 million as of December 31, 2022.

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $548.0 million, of which $9.8 million is with related parties, as of December 31, 2021, as required by the general partner. The Company had committed up to $3,744.0 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2021, of which $675.5 million is with related parties or securitizations in which related parties act as collateral managers.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

Other legal and regulatory matters: SBLIC is a defendant in a putative class action, Ella Clinton, et al., v. Security Benefit Life Insurance Company, initially filed in the United States District Count, Southern District of Florida, on November 20, 2019. A First Amended Class Action Complain (“FAC”) that includes additional named plaintiffs and causes of action was filed on January 21, 2020. The action was transferred to the United States District Court, District of Kansas. The allegations of the FAC arise out of the marketing and sale of SBLIC’s Secure Income Annuity and Total Value Annuity products. In their FAC, Plaintiffs assert claims for violation of the federal Racketeer Influenced and Corrupt Organizations Act, violations of California’s, Illinois’, Arizona’s and Nevada’s respective unfair competition, consumer fraud, and/or deceptive business practices acts, and common law fraud under the laws of Florida, California, Illinois, Arizona and Nevada. SBLIC’s motion to dismiss was granted without prejudice on February 12, 2021. Plaintiffs filed a notice of appeal to the United States Court of Appeals Tenth Circuit on February 19, 2021. On March 28, 2023, the Tenth Circuit reversed the District Court’s dismissal of the case and remanded the case back to the District Court of Kansas for further proceedings. The decision was not based on the merits of any issue, but rather assumed that the allegations were correct and held that the allegations were adequate to require that an evidentiary record be developed with respect to them before the District Court and upon which a decision should be based. Although potential liability is reasonably possible, no reasonable estimate can be made at this time regarding the amount or range of any possible loss that may result from this suit. SBLIC believes that it has substantial defenses to the claims alleged and intends to vigorously defend itself in the action.

The Company is periodically party to legal and arbitral proceedings and subject to complaints, and the like, and is periodically examined by its regulators and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which the Company is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Debt

Line of credit

At December 31, 2022, the Company has access to a $154.4 million line of credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (4.33% at December 31, 2022). The Company had no borrowings under this line of credit at December 31, 2022 and 2021. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2022.

Surplus notes

The Company has outstanding surplus notes with a carrying value of $115.4 million and $116.4 million at December 31, 2022 and 2021, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Debt (continued)

Interest expense as presented in the consolidated statements of operations consisted of the following for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,438	$6,492	$6,543
Debt from consolidated VIE interest	37,622	2,088	39,715
Notes payable related to commission assignments interest	—	—	356
Note payable - SAILES 2, LLC interest	14	14	14
Mortgage debt interest	(175)	(166)	65

Total debt/notes payable interest	43,899	8,428	46,693
Repurchase agreement interest	28,795	241	—
Other interest	8,350	523	1,958

Total	$81,044	$9,192	$48,651

17. Related-Party Transactions

There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of assets for investment related transactions) that are not otherwise discussed (see Notes 1, 2 and 10).

The Company reported amounts receivable from parent, subsidiaries and related parties of $2.9 million and $2.3 million at December 31, 2022 and 2021. The Company reported amounts payable to parent, subsidiaries and related parties of $21.5 million and $22.1 million at December 31, 2022 and 2021, respectively. Inter-company transactions regularly occur in the normal course of business and are normally settled within 30 days.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2022 and 2021, the Company had the following investments in related parties with interest rates ranging from 4.9% to 11.2% and maturity dates ranging from January 2023 through December 2023. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:

	December 31,
	2022	2021

	(In Thousands)
Chain Bridge Opportunistic Funding Holdings, LLC	$413,000	$642,000
Dawn Acres III, LLC	341,000	263,000
Weary Blues Holdings, LLC	360,921	515,000
Other	577,186	1,414,303

	$1,692,107	$2,834,303

As of December 31, 2022 and 2021, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $335.9 million and $456.7 million, respectively.

As of December 31, 2022 and 2021, the Company had investments in joint ventures and partnerships of $1,664.7 million and $1,794.7 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. As such, these investments are considered to be with related parties.

Effective November 30, 2021, the Company entered into a coinsurance with funds withheld reinsurance agreement to cede certain fixed annuity and FIA liabilities to SkyRidge Re (see Note 10). The Company also entered into an investment management agreement with SkyRidge Re to manage its investments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2022 and 2021, the Company had the following individually material investments in securitizations in which related parties act as collateral managers. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager in the case of non-performance on the unrelated assets. These investments are included in fixed maturity investments available for sale and short-term investments on the consolidated balance sheets.

	December 31,
	2022	2021

	(In Thousands)
Cedar Crest 2021-1, LLC	$693,891	$772,041
Cedar Crest 2021-2, LLC	723,375	797,910
Cedar Crest 2022-1, LLC	736,992	—
Maranon Loan Funding 2022-1 LLC	359,312	—
Shawnee 2021-1, LLC	608,108	767,178
Shawnee 2022-1, LLC	755,159	—
Other	784,871	3,397,514

As of December 31, 2022 and 2021, the Company had the following individually material investments in other related parties. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets:

	December 31,
	2022	2021

	(In Thousands)
American Media Productions, LLC	$333,704	$400,000
Banner Creek Bridge, LLC	342,000	160,000
BH Luxury Residences, LLC	593,213	507,228
Cain International, LLC	1,262,098	1,219,358
Eldridge Equipment Finance, LLC	325,867	181,834
LAISAH, LLC	533,150	458,906
Mirror Media IP Holdings, LLC	293,234	293,950
Oasis BH, LLC	367,110	335,480
Stonebriar Holdings, LLC	390,970	85,000
Other	10,222,009	8,895,223

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

Pursuant to an agreement effective January 1, 2017 (as amended effective November 1, 2020), the Company paid $124.1 million, $125.5 million and $108.3 million for the years ended December 31, 2022, 2021 and 2020, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.

The Company invests in CLOs managed by CBAM Partners, LLC and Maranon Capital, L.P. The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or “equity” tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $19.2 million and $53.7 million for the years ended December 31, 2022 and 2021, respectively.

The Company received $21.0 million, $23.4 million and $21.1 million for the years ended December 31, 2022, 2021 and 2020, respectively, from related parties for distribution support fees based on asset values. These fees are included in other revenues in the consolidated statements of operations.

The Company paid fees of $203.0 million, $188.6 million and $169.5 million for the years ended December 31, 2022, 2021 and 2020, respectively, to SBBS for providing management and administrative services.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

The Company paid fees of $19.1 million, $22.1 million and $20.3 million for the years ended December 31, 2022, 2021 and 2020, respectively, to SE2, LLC (a subsidiary of SBC), and various other related parties for providing management and administrative services. These fees are included in commissions and other operating expenses in the consolidated statements of operations.

The Company paid interest of $0.0 million, $0.0 million and $62.9 million for the years ended December 31, 2022, 2021 and 2020, respectively, to related parties on VIE debt and other loans with related parties.

In December 2021, the Company completed a transaction involving related parties to dispose of investments in certain CFEs with a fair value of $324.5 million at the transaction date. As a result, the Company recognized realized gains of $150.4 million, as well as an increase in VIE Debt of $183.3 million. As part of this transaction, the Company issued collateral loan investments to Brookville Industries, LLC and Meadowlark Funding, LLC, both related parties.

The Company received $300.0 million and $200.0 million in capital contributions from SBLH during 2022 and 2021, respectively. The Company paid $100.0 million and $0.0 million in dividends to SBLH during 2022 and 2021, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department) and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and put options are calculated under Actuarial Guideline (AG) 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized.

Effective January 1, 2020, the Kansas Commissioner approved the Company changing its reserving valuation basis for fixed index annuities using AG43 to AG33 and permitted the Company to recognize the reserve impact over 2020 and 2021.

From 2011 through the first quarter of 2014, the Company had commission assignment arrangements in place with respect to certain of its FIAs (“Commission Assignment”). Under these arrangements, the Company assigned to third-parties, the obligation to pay commission on such policies, and paid such third-parties a level commission over time, but only if the policy was in

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

force at the policy anniversary. The last of the Company’s Commission Assignment level payment obligations will end in early 2024. The Company had not recorded a liability for future amounts paid under its Commission Assignments as the “obligating events” (premium payments and policy persistency) had not yet occurred. Effective December 31, 2021, the NAIC revised its interpretation of SSAP No. 71 stating that when a commission is prepaid by another party, commission expenses must be recognized immediately for all future commission liabilities. The implementation of this interpretation requires the recognition of any unpaid Commission Assignment liabilities, plus interest, with the corresponding adjustment being reflected in reduction to surplus as a change in accounting principle. The Company sought, and received, from the Kansas Insurance Department a permitted practice to permit it to delay recording an initial Commission Assignment liability from December 31, 2021 through September 30, 2022.

The consolidated after tax impact on SBLIC statutory surplus of these permitted practices, which are no longer in effect as of December 31, 2022, was to increase statutory net income $96.6 million for the year ended December 31, 2021.

Redundant statutory reserves relating to GLWB benefits on FIA contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, in the amount of $562.2 million and $521.4 million as of December 31, 2022 and 2021, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.

SBLIC total adjusted capital, including surplus notes (see Note 16), was $6,222.9 million and $5,557.7 million at December 31, 2022 and 2021, respectively. Statutory net income of the insurance operations was $358.0 million, $987.8 million, and $426.3 million for the years ended December 31, 2022, 2021, and 2020, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk,

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.

SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

At December 31, 2022, SD had net capital of $26.9 million, which was $26.5 million in excess of its required net capital of $0.4 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 0.2 to 1 at December 31, 2022.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

19. Subsequent Events

Subsequent events have been evaluated through April 26, 2023, which is the date the financial statements were issued.

In February 2022, the Company received a $435.0 million capital contribution from its parent, SBLH.

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules

Years Ended December 31, 2022, 2021 and 2020

Ernst & Young LLP One Kansas City Place Suite 2500 1200 Main Street Kansas City, MO 64105-2143	Tel: +1 816 474 5200 Fax: +1 816 480 5369 ey.com

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 2022 and 2021, for each of the three years in the period ended December 31, 2022, and have issued our report thereon dated April 26, 2023 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 26, 2023

Security Benefit Life Insurance Company and Subsidiaries

Schedule I - Summary of Investments

Other Than Investments in Related Parties

As of December 31, 2022

	December 31, 2022
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party

	(In Thousands)
Securities available for sale:
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$47,174	$43,978	$43,978
Obligations of government-sponsored enterprises	130,283	117,835	117,835
Corporate	4,821,072	4,505,015	4,505,015
Municipal obligations	18,752	16,115	16,115
Commercial mortgage-backed	61,458	55,019	55,019
Residential mortgage-backed	15,830	14,257	14,257
Collateralized debt obligations	6,618	7,805	7,805
Collateralized loan obligations	8,866,277	7,972,240	7,972,240
Other asset backed	1,664,298	1,552,927	1,552,927

Total fixed maturity investments	$15,631,762	$14,285,191	$14,285,191

Equity securities:
Consumer	$319,327	$295,966	$295,966
Mutual funds	5,502	4,218	4,218
Preferred stocks	154,486	122,975	122,975

Total equity securities	$479,315	$423,159	$423,159

Securities Fair Value Option:
Fixed maturities	$63,506	$51,955	$51,955

Mortgage loans	447,439	413,850	447,439
Cash and cash equivalents	1,276,213	1,276,213	1,276,213
Short-term investments	314,084	314,084	314,084
Call options	330,501	330,501	330,501
Other invested assets	539,375	539,375	539,375

	$19,082,195	$17,634,328	$17,667,917

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule III - Supplementary Insurance Information

As of December 31, 2022 and 2021

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable

	(In Thousands)
As of December 31, 2022:
Life insurance	$1,301,251	$35,531,824	$—	$2,717,324
As of December 31, 2021:
Life insurance	779,546	34,308,258	—	2,936,672

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses

	(In Thousands)
As of December 31, 2022:
Life insurance	$237,203	$2,038,760	$179,347	$70,927	$476,972
As of December 31, 2021:
Life insurance	235,928	1,943,765	1,195,704	192,826	405,445

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV - Reinsurance

Years Ended December 31, 2022, 2021 and 2020

	December 31, 2022
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,821,246	$1,815,389	$70,117	$75,974	92%
Premiums:
Life insurance	17,943	17,944	10,303	10,303	100
Annuity	5,197,194	1,275,247	12,842	3,934,789	0
Accident and Health Insurance	—	—	55	55	—

Total premiums	$5,215,137	$1,293,191	$23,200	$3,945,147	1%

	December 31, 2021
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,903,739	$1,897,225	$84,672	$91,186	93%
Premiums:
Life insurance	18,763	18,763	2,772	2,772	100
Annuity	4,368,317	147,680	10,616	4,231,253	0
Accident and Health Insurance	—	—	2	2	—

Total premiums	$4,387,080	$166,443	$13,390	$4,234,027	0%

	December 31, 2020
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,989,403	$1,983,608	$80,412	$86,207	93%
Premiums:
Life insurance	19,797	19,797	3,049	3,049	100
Annuity	4,481,273	19,588	9,914	4,471,599	0

Total premiums	$4,501,070	$39,385	$12,963	$4,474,648	0%

FINANCIAL STATEMENTS

SBL Variable Annuity Account VIII

Year Ended December 31, 2022

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account VIII

Financial Statements

Year Ended December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account VIII

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account VIII (the Separate Account), as of December 31, 2022 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1994.

Kansas City, Missouri

April 26, 2023

1

Appendix

Subaccounts listed that comprising SBL Variable Annuity Account VIII

Subaccounts	Statements of operations and changes in net assets

American Century VP Ultra®	For each of the two years in the period ended December 31, 2022

American Century VP Value	For each of the two years in the period ended December 31, 2022

American Funds IS® Asset Allocation	For each of the two years in the period ended December 31, 2022

American Funds IS® Global Growth	For each of the two years in the period ended December 31, 2022

American Funds IS® Growth-Income	For each of the two years in the period ended December 31, 2022

American Funds IS® International	For each of the two years in the period ended December 31, 2022

BlackRock High Yield V.I.	For each of the two years in the period ended December 31, 2022

BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2022

ClearBridge Variable Aggressive Growth	For each of the two years in the period ended December 31, 2022

ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2022

Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Alpha Opportunity	For each of the two years in the period ended December 31, 2022

Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Long Short Equity	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Small Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF SMid Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Large Growth	For each of the two years in the period ended December 31, 2022

2

Subaccounts	Statements of operations and changes in net assets

Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Small Growth	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2022

Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2022

Invesco V.I. American Value	For the period from April 30, 2022 (commencement of operations) through December 31, 2022

Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2022

Invesco V.I. Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2022

Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2022

Invesco V.I. EVQ International Equity Fund	For each of the two years in the period ended December 31, 2022

Invesco V.I. Global Real Estate	For each of the two years in the period ended December 31, 2022

Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2022

Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2022

Invesco V.I. Health Care	For each of the two years in the period ended December 31, 2022

Invesco V.I. Main Street Mid Cap Fund®	For each of the two years in the period ended December 31, 2022

Invesco V.I. Main Street Small Cap Fund®	For each of the two years in the period ended December 31, 2022

Janus Henderson VIT Enterprise	For each of the two years in the period ended December 31, 2022

MFS® VIT II Research International	For each of the two years in the period ended December 31, 2022

MFS® VIT Mid Cap Value	For each of the two years in the period ended December 31, 2022

MFS® VIT Total Return	For each of the two years in the period ended December 31, 2022

MFS® VIT Utilities	For each of the two years in the period ended December 31, 2022

Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2022

PIMCO VIT All Asset	For each of the two years in the period ended December 31, 2022

3

Subaccounts	Statements of operations and changes in net assets

PIMCO VIT Commodity Real Return Strategy	For each of the two years in the period ended December 31, 2022

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2022

PIMCO VIT Low Duration	For each of the two years in the period ended December 31, 2022

PIMCO VIT Real Return	For each of the two years in the period ended December 31, 2022

Royce Micro-Cap	For each of the two years in the period ended December 31, 2022

4

SBL Variable Annuity Account VIII

Statements of Net Assets

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
American Century VP Ultra®	347,721	$6,924,597	$6,495,437	$—	$6,495,437	175,407	$35.65	$37.04
American Century VP Value	210,375	2,338,733	2,621,278	—	2,621,278	85,828	29.40	30.55
American Funds IS® Asset Allocation	114,503	2,821,712	2,489,302	—	2,489,302	216,651	11.49	11.49
American Funds IS® Global Growth	41,624	1,461,605	1,228,316	—	1,228,316	101,109	12.15	12.15
American Funds IS® Growth-Income	32,645	1,702,805	1,590,461	—	1,590,461	130,667	12.17	12.17
American Funds IS® International	225	4,160	3,373	—	3,373	375	9.00	9.00
BlackRock High Yield V.I.	10,718	80,531	69,130	357	69,487	6,877	10.11	10.11
BNY Mellon IP Technology Growth	180,518	4,180,551	2,857,603	—	2,857,603	83,615	34.20	34.20
ClearBridge Variable Aggressive Growth	105,598	2,547,469	1,566,025	—	1,566,025	66,715	23.52	23.52
ClearBridge Variable Small Cap Growth	77,565	2,195,771	1,956,960	—	1,956,960	53,032	35.65	36.92
Guggenheim VIF All Cap Value	308,642	8,545,670	10,330,241	—	10,330,241	145,513	36.61	70.94
Guggenheim VIF Alpha Opportunity	33,411	546,916	510,190	—	510,190	24,936	20.44	20.44
Guggenheim VIF High Yield	130,200	3,683,645	3,023,233	—	3,023,233	91,122	26.14	33.30
Guggenheim VIF Large Cap Value	213,746	7,201,778	8,814,905	—	8,814,905	163,765	29.41	53.98
Guggenheim VIF Long Short Equity	8,931	120,378	134,766	—	134,766	9,186	14.62	14.62
Guggenheim VIF Managed Asset Allocation	184,910	4,728,097	4,803,964	—	4,803,964	127,285	20.86	38.01
Guggenheim VIF Small Cap Value	163,899	6,280,998	6,929,660	—	6,929,660	106,073	64.88	65.35
Guggenheim VIF SMid Cap Value	334,889	19,596,751	23,998,137	—	23,998,137	170,383	67.80	142.80
Guggenheim VIF StylePlus Large Core	289,624	10,296,366	9,444,622	—	9,444,622	179,742	19.66	52.61
Guggenheim VIF StylePlus Large Growth	272,089	4,847,903	3,743,951	—	3,743,951	143,182	21.34	26.24
Guggenheim VIF StylePlus Mid Growth	266,684	11,888,671	9,819,310	—	9,819,310	115,700	24.48	85.29
Guggenheim VIF StylePlus Small Growth	127,921	3,585,902	2,862,864	—	2,862,864	77,773	18.61	36.89
Guggenheim VIF Total Return Bond	226,749	3,573,336	3,167,683	—	3,167,683	161,391	15.06	19.86
Guggenheim VIF World Equity Income	768,963	8,325,622	9,512,068	—	9,512,068	175,353	19.72	54.42
Invesco V.I. American Value	49,810	889,813	771,054	—	771,054	76,691	10.06	10.06
Invesco V.I. Comstock	167,119	3,116,978	3,384,162	—	3,384,162	120,948	27.04	28.00
Invesco V.I. Discovery Mid Cap Growth	18,694	1,240,191	894,705	—	894,705	35,119	25.48	25.48
Invesco V.I. Equity and Income	140,091	2,443,352	2,245,660	—	2,245,660	94,406	23.79	23.79
Invesco V.I. EVQ International Equity Fund (a)	64,011	2,147,372	1,819,200	—	1,819,200	101,360	17.33	17.94
Invesco V.I. Global Real Estate	65,320	1,048,479	851,778	—	851,778	43,133	19.01	19.76
Invesco V.I. Government Money Market	1,385,543	1,385,543	1,385,543	—	1,385,543	145,238	9.42	9.54
Invesco V.I. Government Securities	27,249	314,485	271,949	—	271,949	25,719	10.56	10.56
Invesco V.I. Health Care	53,819	1,538,020	1,353,545	—	1,353,545	42,703	31.69	31.69
Invesco V.I. Main Street Mid Cap Fund®	121,531	1,316,386	1,000,202	—	1,000,202	40,305	23.90	24.84
Invesco V.I. Main Street Small Cap Fund®	73,876	1,824,927	1,666,632	—	1,666,632	47,812	33.56	34.88
Janus Henderson VIT Enterprise	32,098	2,333,070	2,015,102	—	2,015,102	163,996	12.29	12.29
MFS® VIT II Research International	56,792	936,616	843,924	—	843,924	54,661	14.96	15.49
MFS® VIT Mid Cap Value	18,797	170,618	170,301	—	170,301	13,227	12.88	12.88
MFS® VIT Total Return	45,108	1,031,830	990,121	—	990,121	48,008	20.60	20.60
MFS® VIT Utilities	82,225	2,576,134	2,924,747	—	2,924,747	84,549	34.60	34.60
Neuberger Berman AMT Sustainable Equity	162,375	3,361,370	4,369,500	—	4,369,500	107,222	39.43	40.79
PIMCO VIT All Asset	110,156	1,163,707	949,545	—	949,545	50,715	18.03	18.73

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

5

SBL Variable Annuity Account VIII

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
PIMCO VIT CommodityRealReturn Strategy	125,092	$1,044,707	$861,881	$—	$861,881	107,369	$8.02	$8.02
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	55,288	592,854	525,788	—	525,788	34,539	14.75	15.27
PIMCO VIT Low Duration	223,568	2,277,426	2,119,428	—	2,119,428	182,958	11.16	11.60
PIMCO VIT Real Return	199,504	2,542,068	2,294,299	—	2,294,299	156,165	14.14	14.69
Royce Micro-Cap	73,843	741,498	570,070	—	570,070	28,736	19.86	19.86

The accompanying notes are an integral part of these financial statements.

6

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets

Years Ended December 31, 2022 and 2021, Except as Noted

	American Century VP Ultra®	American Century VP Value	American Funds IS® Asset Allocation
Net assets as of December 31, 2020	$10,089,351	$2,237,773	$1,914,845

Investment income (loss):
Dividend distributions	—	37,739	34,665
Investment Expenses:
Mortality and expense risk and administrative charges	(151,514)	(33,936)	(33,382)

Net investment income (loss)	(151,514)	3,803	1,283

Increase (decrease) in net assets from operations:
Capital gain distributions	725,052	—	76,238
Realized capital gain (loss) on investments	734,200	148,598	13,543
Change in unrealized appreciation (depreciation)	769,680	330,695	198,261

Net gain (loss) on investments	2,228,932	479,293	288,042

Net increase (decrease) in net assets from operations	2,077,418	483,096	289,325

Contract owner transactions:
Variable annuity deposits	146,567	29,080	451,763
Terminations, withdrawals and annuity payments	(1,203,420)	(247,235)	(89,440)
Transfers between subaccounts, net	(76,970)	(175,756)	252,747
Maintenance charges and mortality adjustments	(61)	(22)	—

Increase (decrease) in net assets from contract transactions	(1,133,884)	(393,933)	615,070

Total increase (decrease) in net assets	943,534	89,163	904,395

Net assets as of December 31, 2021	$11,032,885	$2,326,936	$2,819,240

Investment income (loss):
Dividend distributions	—	48,986	46,391
Investment Expenses:
Mortality and expense risk and administrative charges	(111,175)	(36,159)	(37,372)

Net investment income (loss)	(111,175)	12,827	9,019

Increase (decrease) in net assets from operations:
Capital gain distributions	865,364	211,674	282,210
Realized capital gain (loss) on investments	458,954	98,196	(5,471)
Change in unrealized appreciation (depreciation)	(4,693,962)	(376,407)	(717,028)

Net gain (loss) on investments	(3,369,644)	(66,537)	(440,289)

Net increase (decrease) in net assets from operations	(3,480,819)	(53,710)	(431,270)

Contract owner transactions:
Variable annuity deposits	719,696	107,716	261,320
Terminations, withdrawals and annuity payments	(808,801)	(196,041)	(613,007)
Transfers between subaccounts, net	(967,501)	436,535	453,019
Maintenance charges and mortality adjustments	(23)	(158)	—

Increase (decrease) in net assets from contract transactions	(1,056,629)	348,052	101,332

Total increase (decrease) in net assets	(4,537,448)	294,342	(329,938)

Net assets as of December 31, 2022	$6,495,437	$2,621,278	$2,489,302

The accompanying notes are an integral part of these financial statements.

7

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	American Funds IS® Global Growth	American Funds IS® Growth- Income	American Funds IS® International
Net assets as of December 31, 2020	$931,683	$1,018,292	$—

Investment income (loss):
Dividend distributions	2,206	13,167	1
Investment Expenses:
Mortality and expense risk and administrative charges	(15,025)	(18,458)	(218)

Net investment income (loss)	(12,819)	(5,291)	(217)

Increase (decrease) in net assets from operations:
Capital gain distributions	50,636	12,412	—
Realized capital gain (loss) on investments	9,006	5,544	392
Change in unrealized appreciation (depreciation)	89,361	241,727	—

Net gain (loss) on investments	149,003	259,683	392

Net increase (decrease) in net assets from operations	136,184	254,392	175

Contract owner transactions:
Variable annuity deposits	48,884	165,409	—
Terminations, withdrawals and annuity payments	(34,756)	(15,306)	—
Transfers between subaccounts, net	169,762	212,193	(175)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	183,890	362,296	(175)

Total increase (decrease) in net assets	320,074	616,688	—

Net assets as of December 31, 2021	$1,251,757	$1,634,980	$—

Investment income (loss):
Dividend distributions	5,680	17,887	65
Investment Expenses:
Mortality and expense risk and administrative charges	(16,708)	(21,900)	(71)

Net investment income (loss)	(11,028)	(4,013)	(6)

Increase (decrease) in net assets from operations:
Capital gain distributions	143,246	159,957	854
Realized capital gain (loss) on investments	(7,548)	24,488	(1,529)
Change in unrealized appreciation (depreciation)	(482,518)	(484,764)	(787)

Net gain (loss) on investments	(346,820)	(300,319)	(1,462)

Net increase (decrease) in net assets from operations	(357,848)	(304,332)	(1,468)

Contract owner transactions:
Variable annuity deposits	273,898	309,122	—
Terminations, withdrawals and annuity payments	(26,511)	(40,877)	(21)
Transfers between subaccounts, net	87,020	(8,432)	4,862
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	334,407	259,813	4,841

Total increase (decrease) in net assets	(23,441)	(44,519)	3,373

Net assets as of December 31, 2022	$1,228,316	$1,590,461	$3,373

The accompanying notes are an integral part of these financial statements.

8

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	BlackRock High Yield V.I.	BNY Mellon IP Technology Growth	ClearBridge Variable Aggressive Growth
Net assets as of December 31, 2020	$31,999	$5,785,517	$2,445,809

Investment income (loss):
Dividend distributions	5,253	—	4,090
Investment Expenses:
Mortality and expense risk and administrative charges	(1,762)	(82,859)	(34,254)

Net investment income (loss)	3,491	(82,859)	(30,164)

Increase (decrease) in net assets from operations:
Capital gain distributions	789	876,611	648,309
Realized capital gain (loss) on investments	140	360,273	79,725
Change in unrealized appreciation (depreciation)	(2,190)	(556,294)	(486,755)

Net gain (loss) on investments	(1,261)	680,590	241,279

Net increase (decrease) in net assets from operations	2,230	597,731	211,115

Contract owner transactions:
Variable annuity deposits	200,000	108,808	26,555
Terminations, withdrawals and annuity payments	(266)	(336,384)	(86,763)
Transfers between subaccounts, net	44,890	(468,529)	(325,231)
Maintenance charges and mortality adjustments	—	(49)	—

Increase (decrease) in net assets from contract transactions	244,624	(696,154)	(385,439)

Total increase (decrease) in net assets	246,854	(98,423)	(174,324)

Net assets as of December 31, 2021	$278,853	$5,687,094	$2,271,485

Investment income (loss):
Dividend distributions	11,052	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,132)	(51,454)	(24,918)

Net investment income (loss)	7,920	(51,454)	(24,918)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	390,264	224,052
Realized capital gain (loss) on investments	(29,502)	(57,465)	(73,548)
Change in unrealized appreciation (depreciation)	(12,420)	(2,910,384)	(734,840)

Net gain (loss) on investments	(41,922)	(2,577,585)	(584,336)

Net increase (decrease) in net assets from operations	(34,002)	(2,629,039)	(609,254)

Contract owner transactions:
Variable annuity deposits	—	274,282	13,462
Terminations, withdrawals and annuity payments	(306)	(166,239)	(52,602)
Transfers between subaccounts, net	(175,058)	(308,486)	(57,066)
Maintenance charges and mortality adjustments	—	(9)	—

Increase (decrease) in net assets from contract transactions	(175,364)	(200,452)	(96,206)

Total increase (decrease) in net assets	(209,366)	(2,829,491)	(705,460)

Net assets as of December 31, 2022	$69,487	$2,857,603	$1,566,025

The accompanying notes are an integral part of these financial statements.

9

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	ClearBridge Variable Small Cap Growth	Guggenheim VIF All Cap Value	Guggenheim VIF Alpha Opportunity
Net assets as of December 31, 2020	$2,893,742	$10,478,045	$618,788

Investment income (loss):
Dividend distributions	—	193,501	3,692
Investment Expenses:
Mortality and expense risk and administrative charges	(43,568)	(157,565)	(8,607)

Net investment income (loss)	(43,568)	35,936	(4,915)

Increase (decrease) in net assets from operations:
Capital gain distributions	366,416	56,043	—
Realized capital gain (loss) on investments	135,739	632,596	(2,708)
Change in unrealized appreciation (depreciation)	(148,939)	1,761,767	78,061

Net gain (loss) on investments	353,216	2,450,406	75,353

Net increase (decrease) in net assets from operations	309,648	2,486,342	70,438

Contract owner transactions:
Variable annuity deposits	30,419	172,079	62
Terminations, withdrawals and annuity payments	(173,518)	(1,462,647)	(26,236)
Transfers between subaccounts, net	22,273	(479,719)	(46,285)
Maintenance charges and mortality adjustments	(46)	(205)	(9)

Increase (decrease) in net assets from contract transactions	(120,872)	(1,770,492)	(72,468)

Total increase (decrease) in net assets	188,776	715,850	(2,030)

Net assets as of December 31, 2021	$3,082,518	$11,193,895	$616,758

Investment income (loss):
Dividend distributions	—	122,734	2,247
Investment Expenses:
Mortality and expense risk and administrative charges	(28,825)	(152,943)	(7,874)

Net investment income (loss)	(28,825)	(30,209)	(5,627)

Increase (decrease) in net assets from operations:
Capital gain distributions	42,356	1,142,781	—
Realized capital gain (loss) on investments	73,033	377,346	(3,000)
Change in unrealized appreciation (depreciation)	(903,798)	(1,790,451)	(51,474)

Net gain (loss) on investments	(788,409)	(270,324)	(54,474)

Net increase (decrease) in net assets from operations	(817,234)	(300,533)	(60,101)

Contract owner transactions:
Variable annuity deposits	278,568	140,981	35,633
Terminations, withdrawals and annuity payments	(67,115)	(861,526)	(43,792)
Transfers between subaccounts, net	(519,769)	129,530	(38,209)
Maintenance charges and mortality adjustments	(8)	27,894	(99)

Increase (decrease) in net assets from contract transactions	(308,324)	(563,121)	(46,467)

Total increase (decrease) in net assets	(1,125,558)	(863,654)	(106,568)

Net assets as of December 31, 2022	$1,956,960	$10,330,241	$510,190

The accompanying notes are an integral part of these financial statements.

10

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF High Yield	Guggenheim VIF Large Cap Value	Guggenheim VIF Long Short Equity
Net assets as of December 31, 2020	$3,741,014	$8,657,323	$146,596

Investment income (loss):
Dividend distributions	180,781	195,845	1,018
Investment Expenses:
Mortality and expense risk and administrative charges	(51,907)	(135,591)	(2,174)

Net investment income (loss)	128,874	60,254	(1,156)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	529	—
Realized capital gain (loss) on investments	(31,331)	333,405	2,690
Change in unrealized appreciation (depreciation)	42,607	1,725,522	29,505

Net gain (loss) on investments	11,276	2,059,456	32,195

Net increase (decrease) in net assets from operations	140,150	2,119,710	31,039

Contract owner transactions:
Variable annuity deposits	53,942	36,467	—
Terminations, withdrawals and annuity payments	(358,129)	(832,339)	(11,826)
Transfers between subaccounts, net	119,905	(85,556)	(1,593)
Maintenance charges and mortality adjustments	(37)	(120)	—

Increase (decrease) in net assets from contract transactions	(184,319)	(881,548)	(13,419)

Total increase (decrease) in net assets	(44,169)	1,238,162	17,620

Net assets as of December 31, 2021	$3,696,845	$9,895,485	$164,216

Investment income (loss):
Dividend distributions	212,017	117,881	664
Investment Expenses:
Mortality and expense risk and administrative charges	(45,708)	(128,045)	(1,981)

Net investment income (loss)	166,309	(10,164)	(1,317)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	822,251	—
Realized capital gain (loss) on investments	(80,034)	351,202	1,018
Change in unrealized appreciation (depreciation)	(484,990)	(1,428,653)	(25,129)

Net gain (loss) on investments	(565,024)	(255,200)	(24,111)

Net increase (decrease) in net assets from operations	(398,715)	(265,364)	(25,428)

Contract owner transactions:
Variable annuity deposits	60,925	75,389	12
Terminations, withdrawals and annuity payments	(255,499)	(669,068)	(4,406)
Transfers between subaccounts, net	(85,687)	(223,602)	372
Maintenance charges and mortality adjustments	5,364	2,065	—

Increase (decrease) in net assets from contract transactions	(274,897)	(815,216)	(4,022)

Total increase (decrease) in net assets	(673,612)	(1,080,580)	(29,450)

Net assets as of December 31, 2022	$3,023,233	$8,814,905	$134,766

The accompanying notes are an integral part of these financial statements.

11

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF Managed Asset Allocation	Guggenheim VIF Small Cap Value	Guggenheim VIF SMid Cap Value
Net assets as of December 31, 2020	$5,619,356	$7,051,954	$24,832,570

Investment income (loss):
Dividend distributions	39,592	58,522	449,066
Investment Expenses:
Mortality and expense risk and administrative charges	(81,960)	(108,481)	(384,445)

Net investment income (loss)	(42,368)	(49,959)	64,621

Increase (decrease) in net assets from operations:
Capital gain distributions	378,329	—	—
Realized capital gain (loss) on investments	227,273	282,681	1,102,996
Change in unrealized appreciation (depreciation)	34,906	1,418,275	4,144,308

Net gain (loss) on investments	640,508	1,700,956	5,247,304

Net increase (decrease) in net assets from operations	598,140	1,650,997	5,311,925

Contract owner transactions:
Variable annuity deposits	381,172	302,374	522,150
Terminations, withdrawals and annuity payments	(604,674)	(746,744)	(2,420,963)
Transfers between subaccounts, net	113,280	(768,721)	(993,973)
Maintenance charges and mortality adjustments	(73)	(153)	(346)

Increase (decrease) in net assets from contract transactions	(110,295)	(1,213,244)	(2,893,132)

Total increase (decrease) in net assets	487,845	437,753	2,418,793

Net assets as of December 31, 2021	$6,107,201	$7,489,707	$27,251,363

Investment income (loss):
Dividend distributions	42,887	50,299	214,527
Investment Expenses:
Mortality and expense risk and administrative charges	(73,726)	(102,808)	(349,273)

Net investment income (loss)	(30,839)	(52,509)	(134,746)

Increase (decrease) in net assets from operations:
Capital gain distributions	499,980	362,697	2,676,542
Realized capital gain (loss) on investments	46,346	125,870	782,536
Change in unrealized appreciation (depreciation)	(1,595,050)	(870,580)	(4,227,813)

Net gain (loss) on investments	(1,048,724)	(382,013)	(768,735)

Net increase (decrease) in net assets from operations	(1,079,563)	(434,522)	(903,481)

Contract owner transactions:
Variable annuity deposits	110,393	73,375	264,650
Terminations, withdrawals and annuity payments	(340,363)	(384,741)	(1,832,265)
Transfers between subaccounts, net	6,336	185,942	(789,567)
Maintenance charges and mortality adjustments	(40)	(101)	7,437

Increase (decrease) in net assets from contract transactions	(223,674)	(125,525)	(2,349,745)

Total increase (decrease) in net assets	(1,303,237)	(560,047)	(3,253,226)

Net assets as of December 31, 2022	$4,803,964	$6,929,660	$23,998,137

The accompanying notes are an integral part of these financial statements.

12

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Large Growth	Guggenheim VIF StylePlus Mid Growth
Net assets as of December 31, 2020	$10,760,872	$4,992,685	$14,381,933

Investment income (loss):
Dividend distributions	84,159	31,704	73,851
Investment Expenses:
Mortality and expense risk and administrative charges	(165,396)	(76,493)	(205,174)

Net investment income (loss)	(81,237)	(44,789)	(131,323)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,172,647	1,094,320	1,931,412
Realized capital gain (loss) on investments	473,449	214,181	828,171
Change in unrealized appreciation (depreciation)	1,196,030	359	(974,261)

Net gain (loss) on investments	2,842,126	1,308,860	1,785,322

Net increase (decrease) in net assets from operations	2,760,889	1,264,071	1,653,999

Contract owner transactions:
Variable annuity deposits	109,595	131,257	224,917
Terminations, withdrawals and annuity payments	(962,824)	(391,928)	(1,163,863)
Transfers between subaccounts, net	(77,346)	14,172	(569,241)
Maintenance charges and mortality adjustments	(237)	(203)	(271)

Increase (decrease) in net assets from contract transactions	(930,812)	(246,702)	(1,508,458)

Total increase (decrease) in net assets	1,830,077	1,017,369	145,541

Net assets as of December 31, 2021	$12,590,949	$6,010,054	$14,527,474

Investment income (loss):
Dividend distributions	57,569	17,952	39,975
Investment Expenses:
Mortality and expense risk and administrative charges	(146,280)	(60,977)	(152,642)

Net investment income (loss)	(88,711)	(43,025)	(112,667)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,728,099	1,016,395	2,895,249
Realized capital gain (loss) on investments	126,087	121,947	118,948
Change in unrealized appreciation (depreciation)	(5,466,579)	(2,877,278)	(7,014,012)

Net gain (loss) on investments	(2,612,393)	(1,738,936)	(3,999,815)

Net increase (decrease) in net assets from operations	(2,701,104)	(1,781,961)	(4,112,482)

Contract owner transactions:
Variable annuity deposits	145,823	108,305	284,732
Terminations, withdrawals and annuity payments	(787,035)	(454,448)	(880,571)
Transfers between subaccounts, net	179,496	(166,119)	(16,699)
Maintenance charges and mortality adjustments	16,493	28,120	16,856

Increase (decrease) in net assets from contract transactions	(445,223)	(484,142)	(595,682)

Total increase (decrease) in net assets	(3,146,327)	(2,266,103)	(4,708,164)

Net assets as of December 31, 2022	$9,444,622	$3,743,951	$9,819,310

The accompanying notes are an integral part of these financial statements.

13

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF StylePlus Small Growth	Guggenheim VIF Total Return Bond	Guggenheim VIF World Equity Income
Net assets as of December 31, 2020	$4,661,436	$5,354,089	$10,790,456

Investment income (loss):
Dividend distributions	18,388	86,270	170,589
Investment Expenses:
Mortality and expense risk and administrative charges	(66,111)	(72,632)	(159,877)

Net investment income (loss)	(47,723)	13,638	10,712

Increase (decrease) in net assets from operations:
Capital gain distributions	158,991	140,577	—
Realized capital gain (loss) on investments	277,417	83,340	637,783
Change in unrealized appreciation (depreciation)	(135,373)	(334,825)	1,405,658

Net gain (loss) on investments	301,035	(110,908)	2,043,441

Net increase (decrease) in net assets from operations	253,312	(97,270)	2,054,153

Contract owner transactions:
Variable annuity deposits	45,005	5,276	54,868
Terminations, withdrawals and annuity payments	(345,854)	(527,344)	(1,053,357)
Transfers between subaccounts, net	(203,841)	293,418	(440,478)
Maintenance charges and mortality adjustments	(107)	(359)	(124)

Increase (decrease) in net assets from contract transactions	(504,797)	(229,009)	(1,439,091)

Total increase (decrease) in net assets	(251,485)	(326,279)	615,062

Net assets as of December 31, 2021	$4,409,951	$5,027,810	$11,405,518

Investment income (loss):
Dividend distributions	9,757	126,659	218,222
Investment Expenses:
Mortality and expense risk and administrative charges	(45,177)	(56,212)	(140,729)

Net investment income (loss)	(35,420)	70,447	77,493

Increase (decrease) in net assets from operations:
Capital gain distributions	1,020,793	9,998	2,031,023
Realized capital gain (loss) on investments	69,243	(103,899)	326,381
Change in unrealized appreciation (depreciation)	(2,232,981)	(791,257)	(3,593,100)

Net gain (loss) on investments	(1,142,945)	(885,158)	(1,235,696)

Net increase (decrease) in net assets from operations	(1,178,365)	(814,711)	(1,158,203)

Contract owner transactions:
Variable annuity deposits	50,697	4,976	167,753
Terminations, withdrawals and annuity payments	(298,206)	(320,412)	(695,838)
Transfers between subaccounts, net	(126,734)	(746,817)	(241,195)
Maintenance charges and mortality adjustments	5,521	16,837	34,033

Increase (decrease) in net assets from contract transactions	(368,722)	(1,045,416)	(735,247)

Total increase (decrease) in net assets	(1,547,087)	(1,860,127)	(1,893,450)

Net assets as of December 31, 2022	$2,862,864	$3,167,683	$9,512,068

The accompanying notes are an integral part of these financial statements.

14

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. American Value	Invesco V.I. Comstock	Invesco V.I. Discovery Mid Cap Growth
Net assets as of December 31, 2020	$—	$1,900,852	$2,223,293

Investment income (loss):
Dividend distributions	958	36,649	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,915)	(30,526)	(32,800)

Net investment income (loss)	(2,957)	6,123	(32,800)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	258,776
Realized capital gain (loss) on investments	168	43,216	231,746
Change in unrealized appreciation (depreciation)	22,446	511,385	(88,882)

Net gain (loss) on investments	22,614	554,601	401,640

Net increase (decrease) in net assets from operations	19,657	560,724	368,840

Contract owner transactions:
Variable annuity deposits	—	47,122	25,188
Terminations, withdrawals and annuity payments	(7,786)	(146,101)	(323,226)
Transfers between subaccounts, net	418,290	65,682	(102,283)
Maintenance charges and mortality adjustments	—	(22)	(49)

Increase (decrease) in net assets from contract transactions	410,504	(33,319)	(400,370)

Total increase (decrease) in net assets	430,161	527,405	(31,530)

Net assets as of December 31, 2021	$430,161	$2,428,257	$2,191,763

Investment income (loss):
Dividend distributions	3,006	43,323	—
Investment Expenses:
Mortality and expense risk and administrative charges	(9,457)	(45,206)	(15,626)

Net investment income (loss)	(6,451)	(1,883)	(15,626)

Increase (decrease) in net assets from operations:
Capital gain distributions	121,772	98,789	307,699
Realized capital gain (loss) on investments	(39,068)	55,479	8,778
Change in unrealized appreciation (depreciation)	(141,205)	(221,146)	(873,903)

Net gain (loss) on investments	(58,501)	(66,878)	(557,426)

Net increase (decrease) in net assets from operations	(64,952)	(68,761)	(573,052)

Contract owner transactions:
Variable annuity deposits	5,502	100,033	3,260
Terminations, withdrawals and annuity payments	(12,042)	(168,900)	(190,832)
Transfers between subaccounts, net	412,385	1,093,556	(536,431)
Maintenance charges and mortality adjustments	—	(23)	(3)

Increase (decrease) in net assets from contract transactions	405,845	1,024,666	(724,006)

Total increase (decrease) in net assets	340,893	955,905	(1,297,058)

Net assets as of December 31, 2022	$771,054	$3,384,162	$894,705

The accompanying notes are an integral part of these financial statements.

15

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Equity and Income	Invesco V.I. EVQ International Equity Fund(a)	Invesco V.I. Global Real Estate
Net assets as of December 31, 2020	$1,935,069	$3,138,130	$1,110,367

Investment income (loss):
Dividend distributions	33,017	30,605	30,258
Investment Expenses:
Mortality and expense risk and administrative charges	(28,788)	(43,410)	(15,934)

Net investment income (loss)	4,229	(12,805)	14,324

Increase (decrease) in net assets from operations:
Capital gain distributions	19,708	197,178	—
Realized capital gain (loss) on investments	36,126	125,346	(3,058)
Change in unrealized appreciation (depreciation)	250,306	(181,550)	231,212

Net gain (loss) on investments	306,140	140,974	228,154

Net increase (decrease) in net assets from operations	310,369	128,169	242,478

Contract owner transactions:
Variable annuity deposits	3,625	34,616	10,561
Terminations, withdrawals and annuity payments	(131,792)	(158,321)	(156,699)
Transfers between subaccounts, net	(83,338)	(375,080)	(19,880)
Maintenance charges and mortality adjustments	(8)	(46)	(46)

Increase (decrease) in net assets from contract transactions	(211,513)	(498,831)	(166,064)

Total increase (decrease) in net assets	98,856	(370,662)	76,414

Net assets as of December 31, 2021	$2,033,925	$2,767,468	$1,186,781

Investment income (loss):
Dividend distributions	33,713	27,950	28,462
Investment Expenses:
Mortality and expense risk and administrative charges	(30,801)	(27,987)	(13,755)

Net investment income (loss)	2,912	(37)	14,707

Increase (decrease) in net assets from operations:
Capital gain distributions	311,080	218,633	—
Realized capital gain (loss) on investments	13,371	13,502	(4,632)
Change in unrealized appreciation (depreciation)	(541,513)	(716,682)	(315,428)

Net gain (loss) on investments	(217,062)	(484,547)	(320,060)

Net increase (decrease) in net assets from operations	(214,150)	(484,584)	(305,353)

Contract owner transactions:
Variable annuity deposits	112,551	4,676	17,512
Terminations, withdrawals and annuity payments	(183,784)	(154,634)	(60,191)
Transfers between subaccounts, net	497,130	(313,589)	13,047
Maintenance charges and mortality adjustments	(12)	(137)	(18)

Increase (decrease) in net assets from contract transactions	425,885	(463,684)	(29,650)

Total increase (decrease) in net assets	211,735	(948,268)	(335,003)

Net assets as of December 31, 2022	$2,245,660	$1,819,200	$851,778

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

16

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Government Money Market	Invesco V.I. Government Securities	Invesco V.I. Health Care
Net assets as of December 31, 2020	$1,507,455	$416,893	$2,185,958

Investment income (loss):
Dividend distributions	97	9,427	3,768
Investment Expenses:
Mortality and expense risk and administrative charges	(19,420)	(5,810)	(27,085)

Net investment income (loss)	(19,323)	3,617	(23,317)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	195,992
Realized capital gain (loss) on investments	—	96	79,634
Change in unrealized appreciation (depreciation)	—	(19,959)	(71,472)

Net gain (loss) on investments	—	(19,863)	204,154

Net increase (decrease) in net assets from operations	(19,323)	(16,246)	180,837

Contract owner transactions:
Variable annuity deposits	6,806	—	38,938
Terminations, withdrawals and annuity payments	(154,333)	(30,158)	(271,898)
Transfers between subaccounts, net	(124,864)	38,353	(209,065)
Maintenance charges and mortality adjustments	(99)	(15)	(25)

Increase (decrease) in net assets from contract transactions	(272,490)	8,180	(442,050)

Total increase (decrease) in net assets	(291,813)	(8,066)	(261,213)

Net assets as of December 31, 2021	$1,215,642	$408,827	$1,924,745

Investment income (loss):
Dividend distributions	21,888	5,141	—
Investment Expenses:
Mortality and expense risk and administrative charges	(22,340)	(4,595)	(20,375)

Net investment income (loss)	(452)	546	(20,375)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	201,781
Realized capital gain (loss) on investments	—	(10,686)	(11,589)
Change in unrealized appreciation (depreciation)	—	(33,023)	(442,799)

Net gain (loss) on investments	—	(43,709)	(252,607)

Net increase (decrease) in net assets from operations	(452)	(43,163)	(272,982)

Contract owner transactions:
Variable annuity deposits	9,865	14,484	38,698
Terminations, withdrawals and annuity payments	(150,431)	(56,962)	(121,407)
Transfers between subaccounts, net	310,978	(51,223)	(215,493)
Maintenance charges and mortality adjustments	(59)	(14)	(16)

Increase (decrease) in net assets from contract transactions	170,353	(93,715)	(298,218)

Total increase (decrease) in net assets	169,901	(136,878)	(571,200)

Net assets as of December 31, 2022	$1,385,543	$271,949	$1,353,545

The accompanying notes are an integral part of these financial statements.

17

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Main Street Small Cap Fund®	Janus Henderson VIT Enterprise
Net assets as of December 31, 2020	$595,748	$1,479,325	$1,392,784

Investment income (loss):
Dividend distributions	2,539	3,171	3,815
Investment Expenses:
Mortality and expense risk and administrative charges	(10,980)	(24,678)	(22,604)

Net investment income (loss)	(8,441)	(21,507)	(18,789)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	110,860	143,910
Realized capital gain (loss) on investments	247	74,182	22,974
Change in unrealized appreciation (depreciation)	144,382	141,243	71,438

Net gain (loss) on investments	144,629	326,285	238,322

Net increase (decrease) in net assets from operations	136,188	304,778	219,533

Contract owner transactions:
Variable annuity deposits	7,193	17,163	17,108
Terminations, withdrawals and annuity payments	(29,684)	(98,128)	(71,873)
Transfers between subaccounts, net	332,703	81,845	206,999
Maintenance charges and mortality adjustments	(13)	(20)	—

Increase (decrease) in net assets from contract transactions	310,199	860	152,234

Total increase (decrease) in net assets	446,387	305,638	371,767

Net assets as of December 31, 2021	$1,042,135	$1,784,963	$1,764,551

Investment income (loss):
Dividend distributions	784	4,464	1,578
Investment Expenses:
Mortality and expense risk and administrative charges	(14,097)	(23,034)	(25,905)

Net investment income (loss)	(13,313)	(18,570)	(24,327)

Increase (decrease) in net assets from operations:
Capital gain distributions	239,310	209,171	345,429
Realized capital gain (loss) on investments	(26,209)	21,194	(27,060)
Change in unrealized appreciation (depreciation)	(365,337)	(520,220)	(628,654)

Net gain (loss) on investments	(152,236)	(289,855)	(310,285)

Net increase (decrease) in net assets from operations	(165,549)	(308,425)	(334,612)

Contract owner transactions:
Variable annuity deposits	12,869	245,001	379,330
Terminations, withdrawals and annuity payments	(52,376)	(117,876)	(36,379)
Transfers between subaccounts, net	163,140	62,984	242,212
Maintenance charges and mortality adjustments	(17)	(15)	—

Increase (decrease) in net assets from contract transactions	123,616	190,094	585,163

Total increase (decrease) in net assets	(41,933)	(118,331)	250,551

Net assets as of December 31, 2022	$1,000,202	$1,666,632	$2,015,102

The accompanying notes are an integral part of these financial statements.

18

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	MFS® VIT II Research International	MFS® VIT Mid Cap Value	MFS® VIT Total Return
Net assets as of December 31, 2020	$783,258	$64,191	$1,676,844

Investment income (loss):
Dividend distributions	6,360	910	27,951
Investment Expenses:
Mortality and expense risk and administrative charges	(12,712)	(1,447)	(24,416)

Net investment income (loss)	(6,352)	(537)	3,535

Increase (decrease) in net assets from operations:
Capital gain distributions	45,758	874	84,779
Realized capital gain (loss) on investments	15,021	747	39,858
Change in unrealized appreciation (depreciation)	16,689	23,057	69,524

Net gain (loss) on investments	77,468	24,678	194,161

Net increase (decrease) in net assets from operations	71,116	24,141	197,696

Contract owner transactions:
Variable annuity deposits	498	42,448	50,000
Terminations, withdrawals and annuity payments	(65,559)	(224)	(212,968)
Transfers between subaccounts, net	382,244	18,937	17,672
Maintenance charges and mortality adjustments	(9)	—	(68)

Increase (decrease) in net assets from contract transactions	317,174	61,161	(145,364)

Total increase (decrease) in net assets	388,290	85,302	52,332

Net assets as of December 31, 2021	$1,171,548	$149,493	$1,729,176

Investment income (loss):
Dividend distributions	13,578	1,278	16,329
Investment Expenses:
Mortality and expense risk and administrative charges	(12,165)	(2,188)	(16,357)

Net investment income (loss)	1,413	(910)	(28)

Increase (decrease) in net assets from operations:
Capital gain distributions	19,007	13,430	97,113
Realized capital gain (loss) on investments	(13,662)	357	63,485
Change in unrealized appreciation (depreciation)	(212,571)	(28,968)	(311,557)

Net gain (loss) on investments	(207,226)	(15,181)	(150,959)

Net increase (decrease) in net assets from operations	(205,813)	(16,091)	(150,987)

Contract owner transactions:
Variable annuity deposits	18,362	893	52,513
Terminations, withdrawals and annuity payments	(70,476)	(1,938)	(104,763)
Transfers between subaccounts, net	(69,684)	37,944	(535,750)
Maintenance charges and mortality adjustments	(13)	—	(68)

Increase (decrease) in net assets from contract transactions	(121,811)	36,899	(588,068)

Total increase (decrease) in net assets	(327,624)	20,808	(739,055)

Net assets as of December 31, 2022	$843,924	$170,301	$990,121

The accompanying notes are an integral part of these financial statements.

19

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	MFS® VIT Utilities	Neuberger Berman AMT Sustainable Equity	PIMCO VIT All Asset
Net assets as of December 31, 2020	$2,960,613	$5,536,995	$878,554

Investment income (loss):
Dividend distributions	43,700	9,890	114,397
Investment Expenses:
Mortality and expense risk and administrative charges	(40,076)	(80,456)	(14,407)

Net investment income (loss)	3,624	(70,566)	99,990

Increase (decrease) in net assets from operations:
Capital gain distributions	98,497	108,650	—
Realized capital gain (loss) on investments	61,368	421,778	7,316
Change in unrealized appreciation (depreciation)	157,084	656,957	24,118

Net gain (loss) on investments	316,949	1,187,385	31,434

Net increase (decrease) in net assets from operations	320,573	1,116,819	131,424

Contract owner transactions:
Variable annuity deposits	40,408	3,901	59,468
Terminations, withdrawals and annuity payments	(410,047)	(887,032)	(53,267)
Transfers between subaccounts, net	80,383	24,347	90,184
Maintenance charges and mortality adjustments	(78)	(81)	(44)

Increase (decrease) in net assets from contract transactions	(289,334)	(858,865)	96,341

Total increase (decrease) in net assets	31,239	257,954	227,765

Net assets as of December 31, 2021	$2,991,852	$5,794,949	$1,106,319

Investment income (loss):
Dividend distributions	64,477	5,765	82,669
Investment Expenses:
Mortality and expense risk and administrative charges	(40,828)	(67,332)	(15,065)

Net investment income (loss)	23,649	(61,567)	67,604

Increase (decrease) in net assets from operations:
Capital gain distributions	113,366	440,227	88,011
Realized capital gain (loss) on investments	62,758	151,114	(20,345)
Change in unrealized appreciation (depreciation)	(228,612)	(1,652,084)	(290,325)

Net gain (loss) on investments	(52,488)	(1,060,743)	(222,659)

Net increase (decrease) in net assets from operations	(28,839)	(1,122,310)	(155,055)

Contract owner transactions:
Variable annuity deposits	158,443	20,960	55,691
Terminations, withdrawals and annuity payments	(219,841)	(319,389)	(96,873)
Transfers between subaccounts, net	23,206	(4,677)	39,507
Maintenance charges and mortality adjustments	(74)	(33)	(44)

Increase (decrease) in net assets from contract transactions	(38,266)	(303,139)	(1,719)

Total increase (decrease) in net assets	(67,105)	(1,425,449)	(156,774)

Net assets as of December 31, 2022	$2,924,747	$4,369,500	$949,545

The accompanying notes are an integral part of these financial statements.

20

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PIMCO VIT CommodityRealRe turn Strategy	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO VIT Low Duration
Net assets as of December 31, 2020	$238,008	$772,025	$2,706,594

Investment income (loss):
Dividend distributions	16,414	12,123	12,943
Investment Expenses:
Mortality and expense risk and administrative charges	(5,063)	(10,867)	(35,129)

Net investment income (loss)	11,351	1,256	(22,186)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	6,744	—
Realized capital gain (loss) on investments	(2,289)	978	6,007
Change in unrealized appreciation (depreciation)	77,003	(34,977)	(41,218)

Net gain (loss) on investments	74,714	(27,255)	(35,211)

Net increase (decrease) in net assets from operations	86,065	(25,999)	(57,397)

Contract owner transactions:
Variable annuity deposits	15,120	2,710	—
Terminations, withdrawals and annuity payments	(11,620)	(43,115)	(400,168)
Transfers between subaccounts, net	93,045	50,231	172,961
Maintenance charges and mortality adjustments	(1)	(13)	(24)

Increase (decrease) in net assets from contract transactions	96,544	9,813	(227,231)

Total increase (decrease) in net assets	182,609	(16,186)	(284,628)

Net assets as of December 31, 2021	$420,617	$755,839	$2,421,966

Investment income (loss):
Dividend distributions	210,024	8,676	38,419
Investment Expenses:
Mortality and expense risk and administrative charges	(12,693)	(8,429)	(32,267)

Net investment income (loss)	197,331	247	6,152

Increase (decrease) in net assets from operations:
Capital gain distributions	—	218	—
Realized capital gain (loss) on investments	18,541	(12,476)	(24,891)
Change in unrealized appreciation (depreciation)	(169,287)	(64,176)	(151,062)

Net gain (loss) on investments	(150,746)	(76,434)	(175,953)

Net increase (decrease) in net assets from operations	46,585	(76,187)	(169,801)

Contract owner transactions:
Variable annuity deposits	57,918	11,235	28,186
Terminations, withdrawals and annuity payments	(35,433)	(76,276)	(202,734)
Transfers between subaccounts, net	372,196	(88,816)	41,837
Maintenance charges and mortality adjustments	(2)	(7)	(26)

Increase (decrease) in net assets from contract transactions	394,679	(153,864)	(132,737)

Total increase (decrease) in net assets	441,264	(230,051)	(302,538)

Net assets as of December 31, 2022	$861,881	$525,788	$2,119,428

The accompanying notes are an integral part of these financial statements.

21

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PIMCO VIT Real Return	Royce Micro-Cap
Net assets as of December 31, 2020	$2,656,264	$746,441

Investment income (loss):
Dividend distributions	124,694	—
Investment Expenses:
Mortality and expense risk and administrative charges	(35,851)	(16,880)

Net investment income (loss)	88,843	(16,880)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	56,343
Realized capital gain (loss) on investments	27,009	27,851
Change in unrealized appreciation (depreciation)	(15,399)	166,853

Net gain (loss) on investments	11,610	251,047

Net increase (decrease) in net assets from operations	100,453	234,167

Contract owner transactions:
Variable annuity deposits	12,309	17,086
Terminations, withdrawals and annuity payments	(328,391)	(73,438)
Transfers between subaccounts, net	29,280	368,307
Maintenance charges and mortality adjustments	(85)	(3)

Increase (decrease) in net assets from contract transactions	(286,887)	311,952

Total increase (decrease) in net assets	(186,434)	546,119

Net assets as of December 31, 2021	$2,469,830	$1,292,560

Investment income (loss):
Dividend distributions	155,451	—
Investment Expenses:
Mortality and expense risk and administrative charges	(32,413)	(9,288)

Net investment income (loss)	123,038	(9,288)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	187,190
Realized capital gain (loss) on investments	(28,530)	33,645
Change in unrealized appreciation (depreciation)	(424,811)	(438,745)

Net gain (loss) on investments	(453,341)	(217,910)

Net increase (decrease) in net assets from operations	(330,303)	(227,198)

Contract owner transactions:
Variable annuity deposits	23,744	18,223
Terminations, withdrawals and annuity payments	(251,565)	(32,863)
Transfers between subaccounts, net	382,639	(480,648)
Maintenance charges and mortality adjustments	(46)	(4)

Increase (decrease) in net assets from contract transactions	154,772	(495,292)

Total increase (decrease) in net assets	(175,531)	(722,490)

Net assets as of December 31, 2022	$2,294,299	$570,070

The accompanying notes are an integral part of these financial statements.

22

SBL Variable Annuity Account VIII

Notes to Financial Statements

December 31, 2022

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account VIII (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
American Century VP Ultra®	II	American Century Investment Management, Inc	—
American Century VP Value	II	American Century Investment Management, Inc	—
American Funds IS® Asset Allocation	Class 4	Capital Research and Management Company	—
American Funds IS® Global Growth	Class 4	Capital Research and Management Company	—
American Funds IS® Growth-Income	Class 4	Capital Research and Management Company	—
American Funds IS® International	Class 4	Capital Research and Management Company	—
BlackRock High Yield V.I.	Class 3	BlackRock Advisors LLC	BlackRock International Ltd
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Guggenheim VIF All Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Alpha Opportunity	—	Security Investors, LLC	—
Guggenheim VIF High Yield	—	Security Investors, LLC	—
Guggenheim VIF Large Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Long Short Equity	—	Security Investors, LLC	—
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—
Guggenheim VIF Small Cap Value	—	Security Investors, LLC	—
Guggenheim VIF SMid Cap Value	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Core	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Growth	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Mid Growth	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Small Growth	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Guggenheim VIF World Equity Income	—	Security Investors, LLC	—
Invesco V.I. American Value	Series II	Invesco Advisers, Inc	—
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc	—

23

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco V.I. Discovery Mid Cap Growth	Series II	Invesco Advisers, Inc	—
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. EVQ International Equity Fund	Series II	Invesco Advisers, Inc	—
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc	—
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc	—
Invesco V.I. Main Street Mid Cap Fund®	Series II	Invesco Advisers, Inc	—
Invesco V.I. Main Street Small Cap Fund®	Series II	Invesco Advisers, Inc	—
Janus Henderson VIT Enterprise	Service	Janus Capital Management LLC	—
MFS® VIT II Research International	Service	Massachusetts Financial Services Company	—
MFS® VIT Mid Cap Value	Service Shares	Massachusetts Financial Services Company	—
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	—
MFS® VIT Utilities	Service	Massachusetts Financial Services Company	—
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	—
Royce Micro-Cap	Investment	Royce & Associates, LP	—

Forty-seven subaccounts are currently offered by the Account, all of which had activity.

24

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

All subaccounts reported a full twelve month period except for the following as indicated:

Inception Date	Subaccount
May 1, 2019	American Funds IS® Asset Allocation
May 1, 2019	American Funds IS® Global Growth
May 1, 2019	American Funds IS® Growth-Income
May 1, 2019	American Funds IS® International
May 1, 2019	BlackRock High Yield V.I.
May 1, 2019	Janus Henderson VIT Enterprise
May 1, 2019	MFS® VIT Mid Cap Value

During the current year the following subaccount name change was made effective:

Date	New Name	Old Name
April 29, 2022	Invesco V.I. EVQ International Equity Fund	Invesco V.I. International Growth

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2022, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century VP Ultra®	$2,419,786	$2,722,226
American Century VP Value	1,263,797	691,244
American Funds IS® Asset Allocation	1,186,971	794,410
American Funds IS® Global Growth	578,318	111,693
American Funds IS® Growth-Income	667,675	251,918
American Funds IS® International	11,322	5,633
BlackRock High Yield V.I.	11,769	178,538
BNY Mellon IP Technology Growth	1,179,259	1,040,901
ClearBridge Variable Aggressive Growth	398,873	295,945
ClearBridge Variable Small Cap Growth	403,968	698,761
Guggenheim VIF All Cap Value	2,189,642	1,640,191
Guggenheim VIF Alpha Opportunity	37,847	89,941
Guggenheim VIF High Yield	568,084	676,672
Guggenheim VIF Large Cap Value	1,410,324	1,413,453
Guggenheim VIF Long Short Equity	3,112	8,451
Guggenheim VIF Managed Asset Allocation	670,739	425,272
Guggenheim VIF Small Cap Value	1,313,378	1,128,715
Guggenheim VIF SMid Cap Value	3,329,143	3,137,092
Guggenheim VIF StylePlus Large Core	3,152,562	958,397
Guggenheim VIF StylePlus Large Growth	1,429,077	939,849
Guggenheim VIF StylePlus Mid Growth	3,595,642	1,408,742
Guggenheim VIF StylePlus Small Growth	1,232,110	615,459

25

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VIF Total Return Bond	$355,887	$1,320,858
Guggenheim VIF World Equity Income	2,519,491	1,146,222
Invesco V.I. American Value	1,105,889	584,723
Invesco V.I. Comstock	1,863,296	741,724
Invesco V.I. Discovery Mid Cap Growth	506,977	938,910
Invesco V.I. Equity and Income	984,155	244,278
Invesco V.I. EVQ International Equity Fund (a)	342,490	587,578
Invesco V.I. Global Real Estate	67,086	82,029
Invesco V.I. Government Money Market	8,915,237	8,745,336
Invesco V.I. Government Securities	20,651	113,820
Invesco V.I. Health Care	250,996	367,808
Invesco V.I. Main Street Mid Cap Fund®	659,687	310,074
Invesco V.I. Main Street Small Cap Fund®	681,832	301,137
Janus Henderson VIT Enterprise	1,076,753	170,488
MFS® VIT II Research International	194,970	296,361
MFS® VIT Mid Cap Value	55,050	5,631
MFS® VIT Total Return	172,632	663,615
MFS® VIT Utilities	485,169	386,420
Neuberger Berman AMT Sustainable Equity	500,865	425,344
PIMCO VIT All Asset	272,252	118,356
PIMCO VIT CommodityRealReturn Strategy	990,202	398,192
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	40,409	193,808
PIMCO VIT Low Duration	523,937	650,522
PIMCO VIT Real Return	785,061	507,251
Royce Micro-Cap	213,075	530,465

(a)	Name change. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2022 by subaccount are as follows:

26

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
Guggenheim VIF All Cap Value	$78,691
Guggenheim VIF High Yield	18,972
Guggenheim VIF Large Cap Value	28,028
Guggenheim VIF SMid Cap Value	35,025
Guggenheim VIF StylePlus Large Core	66,651
Guggenheim VIF StylePlus Large Growth	68,584
Guggenheim VIF StylePlus Mid Growth	46,009
Guggenheim VIF StylePlus Small Growth	14,016
Guggenheim VIF Total Return Bond	46,421
Guggenheim VIF World Equity Income	117,857
Invesco V.I. Government Money Market	917
Invesco V.I. Main Street Small Cap Fund®	7,955

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2022.

27

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

Mortality and Expense Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of average daily net asset value of which 0.70% is for assuming mortality risks and the remainder is for assuming expense risks. Extra Credit contract owners may elect an annual stepped up death benefit for an additional fee of 0.20% of average daily net asset value.

Administrative Charge: SBL deducts a daily administrative fee equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Account Administrative Charge: For Extra Credit contracts, an account administrative fee of $30 is deducted annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

28

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2022 and 2021, were as follows:

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Ultra®	35,545	(58,549)	(23,004)	15,634	(37,263)	(21,629)
American Century VP Value	32,241	(21,724)	10,517	5,919	(19,366)	(13,447)
American Funds IS® Asset Allocation	70,293	(62,533)	7,760	53,950	(5,725)	48,225
American Funds IS® Global Growth	32,989	(8,158)	24,831	13,307	(2,041)	11,266
American Funds IS® Growth-Income	38,277	(17,927)	20,350	27,532	(1,085)	26,447
American Funds IS® International	1,016	(641)	375	5,062	(5,062)	—
BlackRock High Yield V.I.	14	(17,463)	(17,449)	21,559	(130)	21,429
BNY Mellon IP Technology Growth	17,853	(21,988)	(4,135)	9,280	(20,672)	(11,392)
ClearBridge Variable Aggressive Growth	6,111	(9,439)	(3,328)	4,236	(16,002)	(11,766)
ClearBridge Variable Small Cap Growth	9,224	(14,797)	(5,573)	5,222	(7,701)	(2,479)
Guggenheim VIF All Cap Value	12,956	(21,106)	(8,150)	3,475	(30,168)	(26,693)
Guggenheim VIF Alpha Opportunity	1,667	(3,922)	(2,255)	432	(3,858)	(3,426)
Guggenheim VIF High Yield	10,455	(18,641)	(8,186)	13,387	(18,475)	(5,088)
Guggenheim VIF Large Cap Value	9,071	(24,382)	(15,311)	5,868	(23,882)	(18,014)
Guggenheim VIF Long Short Equity	177	(441)	(264)	12	(863)	(851)
Guggenheim VIF Managed Asset Allocation	3,179	(8,966)	(5,787)	12,850	(15,540)	(2,690)
Guggenheim VIF Small Cap Value	13,378	(16,124)	(2,746)	5,758	(24,408)	(18,650)
Guggenheim VIF SMid Cap Value	3,324	(20,019)	(16,695)	3,637	(24,357)	(20,720)
Guggenheim VIF StylePlus Large Core	7,055	(14,705)	(7,650)	4,265	(20,511)	(16,246)
Guggenheim VIF StylePlus Large Growth	13,109	(26,953)	(13,844)	9,132	(16,429)	(7,297)
Guggenheim VIF StylePlus Mid Growth	7,299	(13,432)	(6,133)	3,393	(16,709)	(13,316)
Guggenheim VIF StylePlus Small Growth	5,180	(14,043)	(8,863)	2,629	(12,167)	(9,538)
Guggenheim VIF Total Return Bond	10,473	(60,297)	(49,824)	26,816	(36,051)	(9,235)
Guggenheim VIF World Equity Income	5,106	(18,152)	(13,046)	1,170	(27,230)	(26,060)
Invesco V.I. American Value	94,513	(58,796)	35,717	41,892	(918)	40,974
Invesco V.I. Comstock	60,661	(26,028)	34,633	12,279	(14,561)	(2,282)
Invesco V.I. Discovery Mid Cap Growth	7,526	(30,826)	(23,300)	6,761	(17,812)	(11,051)
Invesco V.I. Equity and Income	25,508	(8,913)	16,595	968	(9,546)	(8,578)

29

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. EVQ International Equity Fund (a)	5,717	(28,317)	(22,600)	4,210	(26,677)	(22,467)
Invesco V.I. Global Real Estate	1,781	(3,128)	(1,347)	547	(7,648)	(7,101)
Invesco V.I. Government Money Market	935,517	(917,530)	17,987	31,455	(59,783)	(28,328)
Invesco V.I. Government Securities	1,398	(9,778)	(8,380)	3,114	(2,466)	648
Invesco V.I. Health Care	1,589	(10,790)	(9,201)	2,636	(16,007)	(13,371)
Invesco V.I. Main Street Mid Cap Fund®	16,073	(11,243)	4,830	13,934	(2,956)	10,978
Invesco V.I. Main Street Small Cap Fund®	12,982	(7,566)	5,416	7,266	(7,236)	30
Janus Henderson VIT Enterprise	58,492	(13,227)	45,265	19,497	(8,459)	11,038
MFS® VIT II Research International	10,487	(17,249)	(6,762)	22,775	(6,335)	16,440
MFS® VIT Mid Cap Value	3,116	(307)	2,809	4,984	(326)	4,658
MFS® VIT Total Return	2,619	(29,181)	(26,562)	3,660	(10,262)	(6,602)
MFS® VIT Utilities	9,158	(10,300)	(1,142)	3,204	(12,678)	(9,474)
Neuberger Berman AMT Sustainable Equity	1,399	(8,231)	(6,832)	1,978	(20,250)	(18,272)
PIMCO VIT All Asset	4,864	(5,511)	(647)	7,967	(3,353)	4,614
PIMCO VIT CommodityRealReturn Strategy	92,864	(41,605)	51,259	16,562	(2,187)	14,375
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	2,019	(11,476)	(9,457)	3,452	(2,871)	581
PIMCO VIT Low Duration	40,653	(51,902)	(11,249)	24,848	(42,630)	(17,782)
PIMCO VIT Real Return	41,154	(31,196)	9,958	5,017	(22,525)	(17,508)
Royce Micro-Cap	1,215	(22,287)	(21,072)	16,594	(3,659)	12,935

(a)	Name change. See Note 1.

30

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2022, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Century VP Ultra®
2022	175,407	35.65	37.04	6,495,437	—	1.40	1.60	(33.53)	(33.41)
2021	198,411	53.63	55.62	11,032,885	—	1.40	1.60	21.01	21.28
2020	220,040	44.32	45.86	10,089,351	—	1.40	1.60	47.19	47.46
2019	196,254	30.11	31.10	6,102,204	—	1.40	1.60	32.29	32.57
2018	228,957	22.76	23.46	5,369,667	0.11	1.40	1.60	(1.00)	(0.80)
American Century VP Value
2022	85,828	29.40	30.55	2,621,278	0.02	1.40	1.60	(1.28)	(1.07)
2021	75,311	29.78	30.88	2,326,936	0.02	1.40	1.60	22.30	22.54
2020	88,758	24.35	25.20	2,237,773	0.02	1.40	1.60	(0.77)	(0.59)
2019	89,857	24.54	25.35	2,278,688	2.02	1.40	1.60	24.89	25.12
2018	99,217	19.65	20.26	2,010,393	1.59	1.40	1.60	(10.76)	(10.55)
American Funds IS® Asset Allocation
2022	216,651	11.49	11.49	2,489,302	0.02	1.40	1.40	(14.89)	(14.89)
2021	208,891	13.50	13.50	2,819,240	0.01	1.40	1.40	13.26	13.26
2020	160,666	11.92	11.92	1,914,845	0.02	1.40	1.60	10.58	10.58
2019	36,123	10.78	10.78	389,374	0.91	1.40	1.60	7.80	7.80
American Funds IS® Global Growth
2022	101,109	12.15	12.15	1,228,316	0.00	1.40	1.40	(25.96)	(25.96)
2021	76,278	16.41	16.41	1,251,757	0.00	1.40	1.40	14.52	14.52
2020	65,012	14.33	14.33	931,683	0.00	1.40	1.60	28.29	28.29
2019	30,977	11.17	11.17	345,918	0.73	1.40	1.60	11.70	11.70

31

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Funds IS® Growth-Income
2022	130,667	12.17	12.17	1,590,461	0.01	1.40	1.40	(17.88)	(17.88)
2021	110,317	14.82	14.82	1,634,980	0.01	1.40	1.40	22.08	22.08
2020	83,870	12.14	12.14	1,018,292	0.01	1.40	1.60	11.68	11.68
2019	52,529	10.87	10.87	571,054	1.46	1.40	1.60	8.70	8.70
American Funds IS® International
2022	375	9.00	9.00	3,373	0.04	1.40	1.40	(22.15)	(22.15)
2021	—	11.56	11.56	—	—	1.40	1.40	(3.10)	(3.10)
2020	—	11.93	11.93	—	—	1.40	1.60	12.12	12.12
2019	6,250	10.64	10.64	66,517	0.44	1.40	1.60	6.40	6.40
BlackRock High Yield V.I.
2022	6,877	10.11	10.11	69,487	0.06	1.40	1.40	(11.78)	(11.78)
2021	24,326	11.46	11.46	278,853	0.03	1.40	1.40	3.71	3.71
2020	2,897	11.05	11.05	31,999	0.08	1.40	1.60	5.54	5.54
2019	2,846	10.47	10.47	29,791	4.50	1.40	1.60	4.70	4.70
BNY Mellon IP Technology Growth
2022	83,615	34.20	34.20	2,857,603	—	1.40	1.40	(47.26)	(47.26)
2021	87,750	64.85	64.85	5,687,094	—	1.40	1.40	11.06	11.06
2020	99,142	56.62	58.39	5,785,517	0.00	1.40	1.60	66.87	67.21
2019	69,441	33.93	34.92	2,423,035	—	1.40	1.60	23.52	23.74
2018	75,951	27.47	28.22	2,141,574	—	1.40	1.60	(2.86)	(2.66)
ClearBridge Variable Aggressive Growth
2022	66,715	23.52	23.52	1,566,025	—	1.40	1.40	(27.61)	(27.61)
2021	70,043	32.49	32.49	2,271,485	0.00	1.40	1.40	8.48	8.48
2020	81,809	29.04	29.95	2,445,809	0.01	1.40	1.60	15.84	16.09
2019	83,335	25.07	25.80	2,146,239	0.73	1.40	1.60	22.77	23.03
2018	99,442	20.42	20.97	2,082,730	0.35	1.40	1.60	(10.04)	(9.85)

32

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
ClearBridge Variable Small Cap Growth
2022	53,032	35.65	36.92	1,956,960	—	1.40	1.60	(29.99)	(29.84)
2021	58,605	50.92	52.62	3,082,518	—	1.40	1.60	10.82	11.04
2020	61,084	45.95	47.39	2,893,742	—	1.40	1.60	40.95	41.25
2019	64,707	32.60	33.55	2,170,035	—	1.40	1.60	24.86	25.09
2018	57,735	26.11	26.82	1,547,656	—	1.40	1.60	1.75	2.02
Guggenheim VIF All Cap Value
2022	145,513	36.61	70.94	10,330,241	0.01	1.40	1.60	(2.76)	(2.55)
2021	153,663	37.65	72.80	11,193,895	0.02	1.40	1.60	24.92	25.17
2020	180,356	30.14	58.16	10,478,045	0.02	1.40	1.60	0.27	0.47
2019	204,091	30.06	57.89	11,804,890	1.47	1.40	1.60	21.75	22.00
2018	234,272	24.69	47.45	11,107,419	1.20	1.40	1.60	(12.07)	(11.88)
Guggenheim VIF Alpha Opportunity
2022	24,936	20.44	20.44	510,190	0.00	1.40	1.40	(9.80)	(9.80)
2021	27,191	22.66	22.66	616,758	0.01	1.40	1.40	12.23	12.23
2020	30,617	19.51	20.19	618,788	0.01	1.40	1.60	(1.32)	(1.13)
2019	51,928	19.77	20.42	1,061,175	0.16	1.40	1.60	(4.03)	(3.82)
2018	65,861	20.60	21.23	1,399,121	—	1.40	1.60	(13.01)	(12.81)
Guggenheim VIF High Yield
2022	91,122	26.14	33.30	3,023,233	0.06	1.40	1.60	(11.15)	(10.96)
2021	99,308	29.42	37.40	3,696,845	0.05	1.40	1.60	3.74	3.92
2020	104,396	28.36	35.99	3,741,014	0.07	1.40	1.60	2.94	3.18
2019	133,249	27.55	34.88	4,632,437	6.63	1.40	1.60	9.94	10.17
2018	195,113	25.06	31.66	6,161,515	7.73	1.40	1.60	(5.65)	(5.49)
Guggenheim VIF Large Cap Value
2022	163,765	29.41	53.98	8,814,905	0.01	1.40	1.60	(2.91)	(2.70)
2021	179,076	30.29	55.48	9,895,485	0.02	1.40	1.60	25.01	25.27
2020	197,090	24.23	44.29	8,657,323	0.02	1.40	1.60	0.58	0.77
2019	212,953	24.09	43.95	9,293,799	1.75	1.40	1.60	19.85	20.11
2018	233,826	20.10	36.59	8,500,019	1.44	1.40	1.60	(10.98)	(10.80)

33

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF Long Short Equity
2022	9,186	14.62	14.62	134,766	0.00	1.40	1.40	(15.59)	(15.59)
2021	9,450	17.32	17.32	164,216	0.01	1.40	1.40	22.06	22.06
2020	10,301	13.71	14.19	146,596	0.01	1.40	1.60	3.24	3.43
2019	22,358	13.28	13.72	307,131	0.60	1.40	1.60	3.83	4.10
2018	27,319	12.79	13.18	360,513	—	1.40	1.60	(14.33)	(14.19)
Guggenheim VIF Managed Asset Allocation
2022	127,285	20.86	38.01	4,803,964	0.01	1.40	1.60	(17.91)	(17.75)
2021	133,072	25.41	46.21	6,107,201	0.01	1.40	1.60	10.67	10.90
2020	135,762	22.96	41.67	5,619,356	0.01	1.40	1.60	10.81	11.03
2019	159,211	20.72	37.53	5,942,105	1.63	1.40	1.60	18.20	18.43
2018	176,971	17.53	31.69	5,580,289	1.42	1.40	1.60	(7.25)	(7.07)
Guggenheim VIF Small Cap Value
2022	106,073	64.88	65.35	6,929,660	0.01	1.40	1.60	(5.27)	(5.08)
2021	108,819	68.49	68.85	7,489,707	0.01	1.40	1.60	24.17	24.41
2020	127,469	55.16	55.34	7,051,954	0.01	1.40	1.60	(2.56)	(2.36)
2019	150,380	56.61	56.68	8,520,690	0.80	1.40	1.60	20.63	20.88
2018	196,033	46.89	46.93	9,190,606	0.37	1.40	1.60	(14.08)	(13.90)
Guggenheim VIF SMid Cap Value
2022	170,383	67.80	142.80	23,998,137	0.01	1.40	1.60	(3.42)	(3.23)
2021	187,078	70.20	147.56	27,251,363	0.02	1.40	1.60	21.77	22.01
2020	207,798	57.65	120.94	24,832,570	0.01	1.40	1.60	2.63	2.85
2019	245,707	56.17	117.59	28,605,596	0.90	1.40	1.60	24.66	24.92
2018	301,620	45.06	94.13	28,160,811	0.64	1.40	1.60	(14.37)	(14.20)
Guggenheim VIF StylePlus Large Core
2022	179,742	19.66	52.61	9,444,622	0.01	1.40	1.60	(21.92)	(21.78)
2021	187,392	25.18	67.26	12,590,949	0.01	1.40	1.60	26.41	26.69
2020	203,638	19.92	53.09	10,760,872	0.02	1.40	1.60	16.90	17.12
2019	236,514	17.04	45.33	10,677,255	2.09	1.40	1.60	27.83	28.16
2018	275,351	13.33	35.37	9,704,105	1.66	1.40	1.60	(8.01)	(7.89)

34

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF StylePlus Large Growth
2022	143,182	21.34	26.24	3,743,951	0.00	1.40	1.60	(31.80)	(31.67)
2021	157,026	31.29	38.40	6,010,054	0.01	1.40	1.60	25.76	25.98
2020	164,323	24.88	30.48	4,992,685	0.01	1.40	1.60	35.66	35.95
2019	174,588	18.34	22.42	3,902,445	1.89	1.40	1.60	31.75	32.04
2018	194,786	13.92	16.98	3,298,125	1.54	1.40	1.60	(5.18)	(4.98)
Guggenheim VIF StylePlus Mid Growth
2022	115,700	24.48	85.29	9,819,310	0.00	1.40	1.60	(28.94)	(28.78)
2021	121,833	34.45	119.76	14,527,474	0.01	1.40	1.60	11.89	12.09
2020	135,149	30.79	106.84	14,381,933	0.01	1.40	1.60	29.97	30.26
2019	149,625	23.69	82.02	12,227,345	0.86	1.40	1.60	30.60	30.83
2018	168,415	18.14	62.69	10,522,098	1.43	1.40	1.60	(8.61)	(8.40)
Guggenheim VIF StylePlus Small Growth
2022	77,773	18.61	36.89	2,862,864	0.00	1.40	1.60	(27.78)	(27.64)
2021	86,636	25.77	50.98	4,409,951	0.00	1.40	1.60	4.84	5.05
2020	96,174	24.58	48.53	4,661,436	0.01	1.40	1.60	29.71	30.00
2019	112,775	18.95	37.33	4,204,905	0.61	1.40	1.60	23.69	23.90
2018	111,890	15.32	30.13	3,366,123	1.12	1.40	1.60	(11.75)	(11.56)
Guggenheim VIF Total Return Bond
2022	161,391	15.06	19.86	3,167,683	0.03	1.40	1.60	(17.48)	(17.32)
2021	211,215	18.25	24.02	5,027,810	0.02	1.40	1.60	(1.99)	(1.80)
2020	220,450	18.62	24.46	5,354,089	0.02	1.40	1.60	12.37	12.62
2019	217,163	16.57	21.72	4,685,714	2.83	1.40	1.60	2.79	2.99
2018	217,502	16.12	21.09	4,556,409	4.37	1.40	1.60	(0.49)	(0.28)
Guggenheim VIF World Equity Income
2022	175,353	19.72	54.42	9,512,068	0.02	1.40	1.60	(10.61)	(10.39)
2021	188,399	22.06	60.73	11,405,518	0.02	1.40	1.60	19.83	20.04
2020	214,459	18.41	50.59	10,790,456	0.03	1.40	1.60	4.96	5.15
2019	251,481	17.54	48.11	12,043,813	2.74	1.40	1.60	19.40	19.71
2018	299,046	14.69	40.19	11,972,095	2.95	1.40	1.60	(9.60)	(9.46)

35

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. American Value
2022	76,691	10.06	10.06	771,054	0.01	1.40	1.40	(4.19)	(4.19)
2021	40,974	10.50	10.50	430,161	0.00	1.40	1.40	—	—
Invesco V.I. Comstock
2022	120,948	27.04	28.00	3,384,162	0.01	1.40	1.60	(0.77)	(0.57)
2021	86,315	27.25	28.16	2,428,257	0.02	1.40	1.60	30.88	31.16
2020	88,597	20.82	21.47	1,900,852	0.02	1.40	1.60	(2.66)	(2.45)
2019	89,135	21.39	22.01	1,961,068	1.57	1.40	1.60	22.93	23.17
2018	111,321	17.40	17.87	1,988,228	1.52	1.40	1.60	(13.78)	(13.59)
Invesco V.I. Discovery Mid Cap Growth
2022	35,119	25.48	25.48	894,705	—	1.40	1.40	(32.09)	(32.09)
2021	58,419	36.31	37.52	2,191,763	—	1.40	1.60	16.90	17.14
2020	69,470	31.06	32.03	2,223,293	—	1.40	1.60	37.68	38.00
2019	74,579	22.56	23.21	1,730,138	—	1.40	1.60	31.85	32.10
2018	66,174	17.11	17.57	1,161,781	—	1.40	1.60	(7.36)	(7.18)
Invesco V.I. Equity and Income
2022	94,406	23.79	23.79	2,245,660	0.02	1.40	1.40	(8.99)	(8.99)
2021	77,811	26.14	26.14	2,033,925	0.02	1.40	1.40	16.70	16.70
2020	86,389	21.72	22.40	1,935,069	0.02	1.40	1.60	7.90	8.11
2019	97,141	20.13	20.72	2,012,558	2.33	1.40	1.60	18.06	18.33
2018	100,517	17.05	17.51	1,759,894	2.18	1.40	1.60	(11.20)	(10.98)
Invesco V.I. EVQ International Equity Fund (a)
2022	101,360	17.33	17.94	1,819,200	0.01	1.40	1.60	(19.81)	(19.66)
2021	123,960	21.61	22.33	2,767,468	0.01	1.40	1.60	3.94	4.15
2020	146,427	20.79	21.44	3,138,130	0.02	1.40	1.60	11.89	12.13
2019	152,182	18.58	19.12	2,908,309	1.29	1.40	1.60	26.22	26.46
2018	166,072	14.72	15.12	2,510,141	1.95	1.40	1.60	(16.55)	(16.37)

(a)	Name change. See Note 1.

36

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Global Real Estate
2022	43,133	19.01	19.76	851,778	0.03	1.40	1.60	(26.15)	(25.96)
2021	44,480	25.74	26.69	1,186,781	0.03	1.40	1.60	23.69	23.97
2020	51,581	20.81	21.53	1,110,367	0.04	1.40	1.60	(13.72)	(13.57)
2019	57,961	24.12	24.91	1,443,240	4.55	1.40	1.60	21.08	21.28
2018	61,759	19.92	20.54	1,265,307	3.71	1.40	1.60	(7.69)	(7.44)
Invesco V.I. Government Money Market
2022	145,238	9.42	9.54	1,385,543	0.02	1.40	1.60	(0.32)	(0.21)
2021	127,251	9.45	9.56	1,215,642	0.00	1.40	1.60	(1.56)	(1.34)
2020	155,579	9.60	9.69	1,507,455	0.00	1.40	1.60	(1.44)	(1.22)
2019	92,461	9.74	9.81	906,600	1.65	1.40	1.60	—	0.20
2018	109,856	9.74	9.79	1,075,099	1.39	1.40	1.60	(0.31)	(0.10)
Invesco V.I. Government Securities
2022	25,719	10.56	10.56	271,949	0.02	1.40	1.40	(11.85)	(11.85)
2021	34,099	11.98	11.98	408,827	0.02	1.40	1.40	(3.78)	(3.78)
2020	33,451	12.08	12.45	416,893	0.02	1.40	1.60	4.32	4.45
2019	44,330	11.58	11.92	528,702	2.51	1.40	1.60	4.04	4.29
2018	39,792	11.13	11.43	455,149	1.56	1.40	1.60	(1.33)	1.78
Invesco V.I. Health Care
2022	42,703	31.69	31.69	1,353,545	—	1.40	1.40	(14.51)	(14.51)
2021	51,904	37.07	37.07	1,924,745	0.00	1.40	1.40	10.72	10.72
2020	65,275	32.35	33.48	2,185,958	0.00	1.40	1.60	12.64	12.84
2019	63,379	28.72	29.67	1,880,644	0.05	1.40	1.60	30.37	30.65
2018	89,102	22.03	22.71	2,023,549	—	1.40	1.60	(0.72)	(0.48)
Invesco V.I. Main Street Mid Cap Fund®
2022	40,305	23.90	24.84	1,000,202	0.00	1.40	1.60	(15.85)	(15.65)
2021	35,475	28.40	29.45	1,042,135	0.00	1.40	1.60	20.90	21.14
2020	24,497	23.49	24.31	595,748	0.00	1.40	1.60	7.21	7.42
2019	31,574	21.91	22.63	714,775	0.23	1.40	1.60	23.02	23.32
2018	31,880	17.81	18.35	585,603	0.09	1.40	1.60	(12.99)	(12.87)

37

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Main Street Small Cap Fund®
2022	47,812	33.56	34.88	1,666,632	0.00	1.40	1.60	(17.40)	(17.21)
2021	42,396	40.63	42.13	1,784,963	0.00	1.40	1.60	20.31	20.54
2020	42,366	33.77	34.95	1,479,325	0.00	1.40	1.60	17.75	17.99
2019	44,341	28.68	29.62	1,313,025	—	1.40	1.60	24.10	24.35
2018	54,724	23.11	23.82	1,303,113	0.07	1.40	1.60	(11.96)	(11.81)
Janus Henderson VIT Enterprise
2022	163,996	12.29	12.29	2,015,102	0.00	1.40	1.40	(17.29)	(17.29)
2021	118,731	14.86	14.86	1,764,551	0.00	1.40	1.40	14.93	14.93
2020	107,693	12.93	12.93	1,392,784	—	1.40	1.60	17.44	17.44
2019	36,474	11.01	11.01	401,427	0.06	1.40	1.60	10.10	10.10
MFS® VIT II Research International
2022	54,661	14.96	15.49	843,924	0.01	1.40	1.60	(19.14)	(18.99)
2021	61,423	18.50	19.12	1,171,548	0.01	1.40	1.60	9.47	9.76
2020	44,983	16.90	17.42	783,258	0.02	1.40	1.60	10.97	11.10
2019	33,449	15.23	15.68	523,949	1.06	1.40	1.60	25.56	25.94
2018	44,733	12.13	12.45	556,707	1.27	1.40	1.60	(15.65)	(15.54)
MFS® VIT Mid Cap Value
2022	13,227	12.88	12.88	170,301	0.01	1.40	1.40	(10.24)	(10.24)
2021	10,418	14.35	14.35	149,493	0.01	1.40	1.40	28.82	28.82
2020	5,760	11.14	11.14	64,191	0.01	1.40	1.60	2.20	2.20
2019	1,398	10.90	10.90	15,247	1.81	1.40	1.60	9.00	9.00
MFS® VIT Total Return
2022	48,008	20.60	20.60	990,121	0.01	1.40	1.40	(11.09)	(11.09)
2021	74,570	23.17	23.17	1,729,176	0.02	1.40	1.40	12.26	12.26
2020	81,172	20.02	20.64	1,676,844	0.02	1.40	1.60	7.75	7.95
2019	76,728	18.58	19.12	1,467,890	2.68	1.40	1.60	18.19	18.46
2018	61,820	15.72	16.14	998,776	1.84	1.40	1.60	(7.37)	(7.19)

38

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
MFS® VIT Utilities
2022	84,549	34.60	34.60	2,924,747	0.02	1.40	1.40	(0.92)	(0.92)
2021	85,691	34.92	34.92	2,991,852	0.01	1.40	1.40	12.21	12.21
2020	95,165	30.18	31.12	2,960,613	0.02	1.40	1.60	3.96	4.15
2019	123,064	29.03	29.88	3,676,394	3.72	1.40	1.60	22.80	23.06
2018	137,657	23.64	24.28	3,341,858	0.83	1.40	1.60	(0.80)	(0.61)
Neuberger Berman AMT Sustainable Equity
2022	107,222	39.43	40.79	4,369,500	0.00	1.40	1.60	(19.96)	(19.78)
2021	114,054	49.26	50.85	5,794,949	0.00	1.40	1.60	21.18	21.42
2020	132,326	40.65	41.88	5,536,995	0.00	1.40	1.60	17.38	17.61
2019	145,257	34.63	35.61	5,168,300	0.28	1.40	1.60	23.59	23.82
2018	161,792	28.02	28.76	4,649,473	0.22	1.40	1.60	(7.46)	(7.26)
PIMCO VIT All Asset
2022	50,715	18.03	18.73	949,545	0.08	1.40	1.60	(13.23)	(13.09)
2021	51,362	20.78	21.55	1,106,319	0.12	1.40	1.60	14.36	14.63
2020	46,748	18.17	18.80	878,554	0.05	1.40	1.60	6.32	6.52
2019	64,460	17.09	17.65	1,137,547	2.97	1.40	1.60	10.12	10.31
2018	68,507	15.52	16.00	1,095,783	2.79	1.40	1.60	(6.95)	(6.76)
PIMCO VIT CommodityRealReturn Strategy
2022	107,369	8.02	8.02	861,881	0.33	1.40	1.40	7.08	7.08
2021	56,110	7.49	7.49	420,617	0.05	1.40	1.40	31.40	31.40
2020	41,735	5.53	5.70	238,008	0.05	1.40	1.60	(0.18)	—
2019	49,540	5.54	5.70	282,416	4.58	1.40	1.60	9.70	9.83
2018	72,857	5.05	5.19	378,050	2.37	1.40	1.60	(15.55)	(15.33)
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
2022	34,539	14.75	15.27	525,788	0.01	1.40	1.60	(11.57)	(11.43)
2021	43,996	16.68	17.24	755,839	0.02	1.40	1.60	(3.53)	(3.31)
2020	43,415	17.29	17.83	772,025	0.06	1.40	1.60	3.84	4.09
2019	49,808	16.65	17.13	851,318	1.78	1.40	1.60	5.31	5.48
2018	52,198	15.81	16.24	845,756	1.23	1.40	1.60	0.51	0.68

39

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT Low Duration
2022	182,958	11.16	11.60	2,119,428	0.02	1.40	1.60	(7.23)	(7.05)
2021	194,207	12.03	12.48	2,421,966	0.01	1.40	1.60	(2.51)	(2.27)
2020	211,989	12.34	12.77	2,706,594	0.01	1.40	1.60	1.31	1.51
2019	204,951	12.18	12.58	2,576,688	3.09	1.40	1.60	2.35	2.61
2018	154,794	11.90	12.26	1,897,282	1.92	1.40	1.60	(1.24)	(1.05)
PIMCO VIT Real Return
2022	156,165	14.14	14.69	2,294,299	0.07	1.40	1.60	(13.30)	(13.18)
2021	146,207	16.31	16.92	2,469,830	0.05	1.40	1.60	3.89	4.12
2020	163,715	15.70	16.25	2,656,264	0.01	1.40	1.60	9.94	10.17
2019	255,469	14.28	14.75	3,764,848	1.64	1.40	1.60	6.65	6.88
2018	254,544	13.39	13.80	3,508,413	2.55	1.40	1.60	(3.74)	(3.56)
Royce Micro-Cap
2022	28,736	19.86	19.86	570,070	—	1.40	1.40	(23.53)	(23.53)
2021	49,808	25.97	25.97	1,292,560	—	1.40	1.40	28.18	28.18
2020	36,873	19.65	20.26	746,441	—	1.40	1.60	21.82	22.05
2019	62,453	16.13	16.60	1,036,091	—	1.40	1.60	17.65	17.90
2018	86,254	13.71	14.08	1,214,090	—	1.40	1.60	(10.51)	(10.32)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

40

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

41